UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Conformis, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 24, 2023
Dear Fellow Conformis, Inc. Stockholders:
We invite you to attend our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), which will be conducted in virtual format only on Monday, May 8, 2023, beginning at 12:00 p.m. Eastern Time. The virtual format of the Annual Meeting will provide a safe experience for our stockholders and employees, and will continue to enable stockholder accessibility while improving meeting efficiency, reducing venue costs, and lowering environmental impacts from travel. Stockholders will be able to listen, vote, and submit questions from their home or any remote location with Internet connectivity by logging in at www.virtualshareholdermeeting.com/CFMS2023. Information on how to participate in this year’s meeting can be found on pages 1 through 4 of the accompanying proxy statement (the “Proxy Statement”) for the Annual Meeting.
The Notice of Annual Meeting of Stockholders sets forth the proposals that will be presented at the Annual Meeting, which are described in more detail in the Proxy Statement.
All stockholders are cordially invited to attend the Annual Meeting virtually. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Internet distribution of our proxy materials conserves natural resources, lowers the cost of the Annual Meeting, and expedites receipt by stockholders. The matters to be acted upon at the Annual Meeting are also described in the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that you will receive in the mail. Please give the proxy materials your careful attention.
You may vote via the Internet or by telephone by following the instructions on your Notice of Internet Availability. In order to vote via the Internet or by telephone, you must have your unique 16-digit control number provided in your Notice of Internet Availability. If you requested a proxy card by mail, you may vote by signing, voting, and returning the proxy card in the postage-paid envelope provided. If you attend the Annual Meeting virtually, you may vote at the Annual Meeting even if you previously returned your proxy card or voted via the Internet or by telephone. Please review the instructions for each voting option described in the Notice of Internet Availability and in the Proxy Statement.
Your vote is very important to us. Even if you plan to attend the Annual Meeting virtually, we encourage all of our stockholders to review these proxy materials and vote your shares prior to the Annual Meeting.
On behalf of the Board of Directors, thank you for your continued confidence and investment in Conformis, Inc.
Sincerely,

Kenneth P. Fallon III
Chairman of the Board of Directors

Mark A. Augusti
President and Chief Executive Officer

Conformis, Inc.
600 Technology Park Drive
Billerica, MA 01821
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on Monday, May 8, 2023
To the Stockholders of Conformis, Inc.
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Conformis, Inc., a Delaware corporation (the “Company”), will be held in virtual format only on Monday, May 8, 2023, beginning at 12:00 p.m. Eastern Time. The Annual Meeting will be held in virtual format to provide a safe experience for our stockholders and employees, while continuing to enable stockholder accessibility while improving meeting efficiency, reducing venue costs, and lowering environmental impacts from travel. Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity by logging in at www.virtualshareholdermeeting.com/CFMS2023. Information on how to participate in this year’s meeting can be found on pages 1 through 4 of the proxy statement (the “Proxy Statement”) for the Annual Meeting. The purpose of the Annual Meeting is to consider and act upon the following matters:
1.	To elect two class II directors to our Board of Directors to serve until the 2026 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified (Proposal 1);
2.
To approve an amendment to the Company’s 2015 Stock Incentive Plan (the “2015 Plan”) to increase the maximum number of shares of the Company’s common stock available for issuance under the 2015 Plan by an additional 749,000 shares, and remove the “annual refresh” feature in the 2015 Plan for the 2024 and 2025 fiscal years (Proposal 2);

3.
To approve an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 20,000,000 shares to 40,000,000 shares (Proposal 3);

4.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Annual Meeting (Proposal 4);
5.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 5); and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
These matters are more fully described in the Proxy Statement for the Annual Meeting. Only stockholders of record at the close of business on March 10, 2023 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
All stockholders are cordially invited to attend the Annual Meeting in virtual format. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. The matters to be acted upon at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that you will receive in the mail. Please give the proxy materials your careful attention.

In addition to their availability at www.proxyvote.com, the Proxy Statement and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available for viewing, printing and downloading at ir.conformis.com.
By Order of the Board of Directors,

Mark A. Augusti President and Chief Executive Officer and Director
Billerica, Massachusetts
March 24, 2023
Your vote is important. Please vote.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 8, 2023: The Proxy Statement and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at ir.conformis.com under the tab “Financial Information” for viewing, downloading and printing.
To attend, vote, and submit questions during the Annual Meeting visit www.virtualshareholdermeeting.com/CFMS2023 and enter the unique 16-digit control number provided in your Notice of Internet Availability, voting instruction form, or proxy card. Stockholders may vote during the Annual Meeting by following the instructions available on the Annual Meeting Website. Those without a 16-digit control number may attend the Annual Meeting in virtual format as guests, but will not have the option to vote or ask questions during the meeting. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting.
All stockholders are encouraged to vote their shares in advance online or, if you requested printed copies of the proxy materials, by phone or by mail, to ensure that your vote will be represented at the Annual Meeting. For more detailed information, see the section entitled “Voting Procedures” beginning on page 2 of this proxy statement.

Information About the Annual Meeting and Voting	1
Soliciting Proxies	1
Voting Procedures	2
Votes Required to Approve a Proposal	3
Tabulation and Reporting of Voting Results	4
Proxy Materials Are Available on the Internet	4
CORPORATE GOVERNANCE	5
Board of Directors	5
Board Committees	10
Compensation Committee Interlocks and Insider Participation	12
Board Meetings and Attendance	12
Board Processes	12
Board Policies	14
EXECUTIVE OFFICERS	18
EXECUTIVE COMPENSATION	19
Summary Compensation Table	19
Narrative Disclosure to Summary Compensation Table	20
Outstanding Equity Awards at Year End	24
Agreements with Named Executive Officers	25
Stock Option and Other Compensation Plans	30
401(k) Plan	34
Securities Authorized for Issuance under Equity Compensation Plans	35
DIRECTOR COMPENSATION	36
Director Compensation Arrangements	36
AUDIT-RELATED MATTERS	38
Audit Committee Report	38
Audit Fees and Services	38
Pre-Approval Policies and Procedures	38
MATTERS TO BE VOTED ON	39
Proposal 1: Election of Class II Directors	39
Proposal 2: Approve an Amendment to the Company’s 2015 Stock Incentive Plan (the “2015 Plan”) to Increase the Maximum Number of Shares of the Company’s Common Stock Available for Issuance Under the 2015 Plan, and Remove the “Annual Refresh” Feature in the 2015 Plan for the 2024 and 2025 Fiscal Years	40
Proposal 3: Approve an Amendment to the Company’s Restated Certificate of Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock	46
Proposal 4: Non-Binding Advisory Vote to Approve the Compensation of the Company's Named Executive Officers	48
Proposal 5: Ratification of the Selection of Grant Thornton LLP as Conformis’ Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	49
OWNERSHIP OF COMMON STOCK	50
DELINQUENT SECTION 16(a) REPORTS	51
OTHER MATTERS	52
Householding of Annual Meeting Materials	52
Deadline for Submission of Stockholder Proposals for 2023 Annual Meeting of Stockholders	52
i

Conformis, Inc.
600 Technology Park Drive
Billerica, MA 01821
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held on Monday May 8, 2023
Information About the Annual Meeting and Voting
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Conformis, Inc. (“Conformis,” “Company,” “we,” “our,” or “us”) for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in virtual format only on Monday May 8, 2023, beginning at 12:00 p.m. Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be held in virtual format only to provide a safe experience for our stockholders and employees, while continuing to enable stockholder accessibility while improving meeting efficiency, reducing venue costs, and lowering environmental impacts from travel. While you will not be able to attend the Annual Meeting at a physical location, we are committed to ensuring that stockholders will be afforded the same rights and participation opportunities during our meeting in virtual format that are comparable to those that have been provided at our past in-person Annual Meetings of Stockholders.
Participation in the Annual Meeting
Stockholders of record as of the record date will be able to participate in the meeting online, vote shares electronically, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CFMS2023 and entering the stockholder’s unique 16-digit control number included in the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), voting instruction form, or proxy card. Only stockholders and proxy holders who enter a valid control number will be able to submit questions and vote at the Annual Meeting.
The live webcast of the Annual Meeting will begin promptly at 12:00 p.m. Eastern Time on Monday May 8, 2023. We encourage you to access the webcast early, starting at approximately 11:45 a.m. Eastern Time, to allow yourself time to log in and test your computer. If you experience technical difficulties during the check-in process or during the Annual Meeting please call 844-986-0822 (toll free) or 303-562-9302 (international) for assistance. Consistent with our historical practice of taking questions from stockholders who attend the Annual Meeting in person, stockholders will be able to ask questions during the Annual Meeting.
We will make an audio replay of the Annual Meeting available on the Conformis Investor Relations website shortly after the Annual Meeting.
Even if you plan to attend the Annual Meeting virtually, we encourage you to vote in advance of the Annual Meeting as described in this proxy statement, so that your vote will be counted if you later decide not to attend the Annual Meeting or you encounter technical difficulties. If you wish to submit your votes before the Annual Meeting, then you do not have to vote at the Annual Meeting unless you wish to change your vote.
Attending the Annual Meeting as a Guest
If you do not have a 16-digit control number, you may still attend the Annual Meeting virtually as a guest in listen-only mode. To attend as a guest, please visit www.virtualshareholdermeeting.com/CFMS2023 and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to vote or ask questions during the Annual Meeting if you participate as a guest.
Soliciting Proxies
We are providing these proxy materials on behalf of the Board of Directors to ask for your vote and to solicit your proxies for the Annual Meeting, or any adjournments or postponements thereof. Conformis will pay all proxy solicitation costs. Proxies may be solicited by officers, directors and employees of Conformis by telephone, facsimile, electronic transmission and personal interviews, none of whom will receive any additional compensation for their services.
We will request brokers, banks, custodians and other fiduciaries to forward proxy soliciting materials to the beneficial owners of shares of our common stock, par value $0.00001 per share (“common stock”). We will reimburse them for their reasonable out-of-pocket expenses incurred in connection with distributing proxy materials.

Record Date
Stockholders of record at the close of business on March 10, 2023, will be entitled to vote at the Annual Meeting on the basis of one vote for each share held. On March 10, 2023, there were outstanding and entitled to vote an aggregate of 7,495,676 shares of our common stock.
Voting Procedures
Your vote is important no matter how many shares you own. Please take the time to vote, and take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.
If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:
•
You may vote over the Internet. You may vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card.

•
You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions on the accompanying proxy card. If you vote by telephone, you do not need to vote over the Internet or complete and mail your proxy card.

•
You may vote by mail. If you requested a proxy card by mail, you may vote by completing, dating and signing the proxy card delivered and promptly mailing it in the postage-paid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone.

•
Online during the Annual Meeting. You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CFMS2023, entering the 16-digit control number found in your Notice of Internet Availability, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The Annual Meeting webcast will begin promptly at 12:00 p.m. Eastern Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the Annual Meeting please call 844-986-0822 (toll free) or 303-562-9302 (international) for assistance.

Uninstructed Shares
All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the Notice of Annual Meeting of Stockholders in accordance with the instructions set forth therein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.
Changing your Vote
After you have submitted a proxy, you may still change your vote and/or revoke your proxy at any time prior to the Annual Meeting by doing any one of the following things:
•	file an instrument of revocation with our Chief Legal Officer at our principal executive offices, 600 Technology Park Drive, Billerica, MA 01821;
•	mail a new proxy card after the date of the proxy you wish to revoke to our Chief Legal Officer at our principal executive offices;
•	submit a later dated proxy over the Internet in accordance with the instructions set forth on the Internet voting website; or
•
vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CFMS2023, entering the 16-digit control number found in your Notice of Internet Availability, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The Annual Meeting webcast will begin promptly at 12:00 p.m.

Eastern Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the Annual Meeting please call 844-986-0822 (toll free) or 303-562-9302 (international) for assistance. Your attendance at the Annual Meeting alone will not revoke your proxy.
Beneficial Owners of Shares Held in Street Name
If the shares you own are held in “street name” by a bank, broker or other nominee record holder (collectively, “brokerage firms”), your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because most brokerage firms are member organizations of the New York Stock Exchange (“NYSE”), the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you. Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The proposal to approve an amendment to the Company’s restated certificate of incorporation, as amended (“restated certificate of incorporation”), to increase the number of authorized shares of the Company’s common stock thereunder (Proposal 3), and the ratification of Grant Thornton LLP as our independent registered public accounting firm (Proposal 5) are each considered to be discretionary items under the NYSE rules, and your brokerage firm will be able to vote your shares with respect to such proposals even if it does not receive instructions from you, so long as it holds your shares in its name. The election of class II directors (Proposal 1), the proposed amendment to our 2015 Plan (Proposal 2), and the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal 4) are “non-discretionary” items, meaning that if you do not instruct your brokerage firm on how to vote with respect to such proposals, your brokerage firm will not vote your shares with respect to the proposals and your shares will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.
If your shares are held in street name, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/CFMS2023. The Annual Meeting webcast will begin promptly at 12:00 p.m. Eastern Time on Monday May 8, 2023. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. The availability of online voting may depend on the voting procedures of the organization that holds your shares. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a 16-digit control number from the record holder or your brokerage firm.
Quorum
The holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.
Votes Required to Approve a Proposal
The following votes are required for approval of the proposals being presented at the Annual Meeting:
Proposal 1: To Elect Two Class II Directors. Votes may be cast: “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. The three nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors (except as described under “Corporate Governance—Majority Voting Standard for Director Elections” as described on page 15), although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 2: To Approve an Amendment to the 2015 Plan. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the proposed amendment to the 2015 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2015 Plan by 749,000 shares, and remove the “annual refresh” feature in the 2015 Plan for the 2024 and 2025 fiscal years. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal 3: To Approve an Amendment to the Restated Certificate of Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock from 20,000,000 shares to 40,000,000 shares. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of shares of common stock issued and outstanding as of the record date is required for the approval of the proposed amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock. Abstentions have the effect of votes “AGAINST” this proposal. There will be no broker non-votes with respect to this proposal.
Proposal 4: To Approve the Compensation of the Company’s Named Executive Officers. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal 5: To Ratify the Selection of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.
Tabulation and Reporting of Voting Results
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. Conformis will publish the final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.
This Proxy Statement, the accompanying proxy card and our Annual Report to Stockholders were first made available to stockholders on or about March 24, 2023.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held May 8, 2023:

This Proxy Statement and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at ir.conformis.com under the tab “Financial Information” for viewing, downloading and printing.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Conformis, Inc., 600 Technology Park Drive, Billerica, MA 01821, Attention: Investor Relations, Telephone: (781) 374-5598.

Proxy Materials Are Available on the Internet
Conformis uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability to our stockholders with instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials.
Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.
Conformis’ proxy materials are also available at ir.conformis.com.

CORPORATE GOVERNANCE
Board of Directors
Members of Our Board of Directors
Set forth below are the names of and certain biographical information about each member of our Board of Directors and our director nominees. The information presented includes each director and nominee’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years. We believe that all of our directors and director nominees possess the attributes and characteristics described in “—Board Processes—Director Nomination Process” and will provide the Company with the combined skills, experience, diversity, and personal qualities needed for an effective and engaged Board.
In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our Board of Directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. Messrs. Johnston and Milligan currently serve as class II directors with terms that expire at the Annual Meeting. Mr. Milligan will retire from the Board of Directors as of the Annual Meeting, and the Board of Directors has resolved to reduce the size of the Board of Directors from seven to six seats as of the Annual Meeting, by reducing the number of class I seats from three to two. This will result in each of the three classes having two seats. To facilitate this class realignment, Ms. Bienkowski, who currently serves as a Class I director, will resign her Class I director seat as of the Annual Meeting and stand for election at the Annual Meeting as a class II director. The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated each of Mr. Johnston and Ms. Bienkowski for election at the Annual Meeting as class II directors, each to hold office until the 2026 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until their earlier death, resignation or removal.
Name	Age	Current Position(s)	Class
Mark A. Augusti	57	President and Chief Executive Officer and Director	Class I
Carrie Bienkowski(1)	51	Director	Class I(2)
Kenneth P. Fallon III(1)(3)	83	Director and Chairman of the Board of Directors	Class III
Gary P. Fischetti(4)	62	Director	Class I
Philip W. Johnston(3)	78	Director	Class II
Bradley Langdale(1)(4)	58	Director	Class III
Michael D. Milligan(3)(4)	59	Director	Class II
(1)	Denotes current member of Compensation Committee. Effective as of the Annual Meeting, Mr. Fischetti will replace Mr. Fallon as a member of the Compensation Committee.
(2)	Ms. Bienkowski, who currently serves as a Class I director, will resign her Class I director seat as of the Annual Meeting and stand for election at the Annual Meeting as a class II director.
(3)
Denotes current member of Nominating and Corporate Governance Committee. Effective as of the Annual Meeting, Ms. Bienkowski will replace Mr. Milligan as a member of the Nominating and Corporate Governance Committee.

(4)	Denotes current member of Audit Committee. Effective as of the Annual Meeting, Mr. Fallon will replace Mr. Milligan as a member of the Audit Committee.
Mark Augusti has served as our President and Chief Executive Officer and a Director since November 2016. Prior to joining Conformis, Mr. Augusti was Integra LifeSciences Corporation’s corporate vice president, and president of Orthopedics and Tissue Technologies. Mr. Augusti was responsible for the management of the Orthopedics and Tissue Technologies global division, which includes extremity implants, tissue products, and the Private Label business. His responsibilities included U.S. commercial leadership, global portfolio management, evaluation of corporate development opportunities and overall strategic direction. Prior to joining Integra in 2014, Mr. Augusti served as chief executive officer at Bioventus LLC from May 2012 to August 2013, and was a member of Bioventus’ Board of Directors during the same period. Prior to that, Mr. Augusti spent nine years with Smith & Nephew from April 2003 to April 2012 in a series of leadership roles, including President of Smith & Nephew’s Biologic Division, where he was appointed to lead Smith & Nephew’s new biologics initiative. He also served as Smith & Nephew’s president of the Orthopaedic Trauma & Clinical Therapies global business and senior vice president and general manager of the Trauma business. From 1987 to 2000, he spent 13 years at GE Medical Systems, where he held various sales, marketing and strategic management roles, both in the U.S. and internationally. Mr. Augusti received his M.B.A. from the UCLA Anderson School of Management, and his B.S. in Computer Science and Economics from Duke University. We believe that Mr. Augusti is qualified to serve on our Board of Directors due to his extensive management, medical technology and business experience.
Carrie Bienkowski has served as a member of our Board of Directors since July 31, 2018. Since March 2020, Ms. Bienkowski has served as Chief Marketing and Digital Experience Officer of Athletico, Ltd. (“Athletico”). Prior to joining Athletico, Ms. Bienkowski acted as Chief Marketing Officer for online grocer Peapod, LLC from 2014 to December 2019. Other prior roles included serving as the Head of Buyer Experience for eBay Inc.’s Fashion vertical in the European markets. From 2002 to 2009, at C&E Advisory in London, Ms. Bienkowski counseled businesses and brands including L’Oreal, Sky Media, HSBC, Boots Pharmacy and Vodafone in sustainability strategies. Earlier in her career, Ms. Bienkowski spent nearly a decade at Procter & Gamble, where she served in various brand management roles. Ms. Bienkowski received her degree in finance and business economics from the University of Notre Dame. We believe that Ms. Bienkowski is qualified to serve on our Board of Directors due to her extensive experience in e-commerce, strategic business planning, new product development, customer experience strategy and brand management. Our Board of Directors has nominated Ms. Bienkowski to stand for election as a class II director at the Annual Meeting. If elected, Ms. Bienkowski’s term as a class II director will expire at our 2026 Annual Meeting of Stockholders.
Kenneth P. Fallon III has served as a member of our Board of Directors since January 2005, and has served as Chairman of our Board of Directors since February 2015. Mr. Fallon retired from active employment in March 2003. From time to time between March 2004 to June 2009, Mr. Fallon served as an advisor to Kairos Partners, an investment firm. Mr. Fallon retired as the chairman of the board of Axya Medical, Inc., a medical device company, in March 2003. Prior to that, Mr. Fallon also served as the chief executive officer of Axya Medical, Inc.; as president of the surgical business at Haemonetics Corporation, a manufacturer of blood processing technology; as chief executive officer and chairman of the board of UltraCision, Inc., a developer and manufacturer of ultrasonically powered surgical instruments; as president and chief executive officer of American Surgical Technologies Corporation, a company that manufactures laparoscopic viewing systems; as president, U.S. operations of Zimmer, Inc., a joint replacement company and then a subsidiary of Bristol-Myers Squibb Company; as president of Zimmer’s Orthopaedic Implant Division and as its vice president of marketing and positions of significant responsibility with the Codman and Orthopaedic Divisions of Johnson & Johnson, a global healthcare company. Mr. Fallon also served as a member of the board of directors of Osteotech, Inc., a company that produces bone graft materials for spinal procedures, from 1995 to 2010, including serving as chairman from April 2005 to August 2010, until it was acquired by Medtronic, Inc. Mr. Fallon has a B.B.A. degree in marketing from the University of Massachusetts and an M.B.A. from Northeastern University. We believe that Mr. Fallon is qualified to serve on our Board of Directors due to his experience in the medical device industry, particularly his experience serving as the chief executive officer and a member of the board of directors of several medical device companies.
Gary P. Fischetti has served as a member of our Board of Directors since May 2022. Mr. Fischetti currently serves as the Chairman of the Board for Orchid Orthopedic Solutions and board member for Extremity Medical. Mr. Fischetti retired from active employment in January of 2018. Prior to retirement, Mr. Fischetti served as the Company Group Chairman – NA Medical Devices for all Johnson & Johnson Medical Device businesses from 2015 to December 2017. In this role, he oversaw all aspects of sales and marketing strategy and execution as well as commercial operations and full P&L responsibility in the US and Canada. During his 35 years tenure at Johnson & Johnson, Mr. Fischetti served in many leadership roles in multiple businesses and holding various roles with both domestic and worldwide responsibilities. Mr. Fischetti also served as the WW Company Group Chairman for the Family of DePuy Synthes Companies, which included Joint Reconstruction, Spine, Trauma, CMF, and Powertools. Prior to that he was the WW Company Group Chairman for all the DePuy Orthopaedic businesses and the Codman franchise. Prior to that, Mr. Fischetti had been Worldwide President of DePuy Spine from 2005 to 2009. Mr. Fischetti has a BSBA degree in finance from Villanova University and an M.B.A. from Rutgers University. We believe that Mr. Fischetti is qualified to serve on our Board of Directors due to his experience in the medical device industry, particularly his extensive experience in strategic planning, organizational change, management responsibilities, and as Company Chairman of medical device companies.
Philip W. Johnston has served as a member of our Board of Directors since May 2017. Mr. Johnston is the president and founder of Philip W. Johnston Associates, LLC, a communications and public affairs consulting firm. Prior to establishing his firm in 1996, Mr. Johnston served in senior positions in the Massachusetts legislature, the Massachusetts state cabinet, and the U.S. government. Mr. Johnston served five consecutive terms as an elected state representative from the Fourth Plymouth District of Massachusetts.From 2000 to 2007, Mr. Johnston served as chair of the Massachusetts Democratic Party. From 1992 to 1996, Mr. Johnston served as the New England administrator of the U.S. Department of Health and Human Services. In 1991, Mr. Johnston served as the executive director of the Robert F. Kennedy Human Rights organization. In 1984, Mr. Johnston was appointed to serve as the Secretary of Health and Human Services in Massachusetts, administering 17 state agencies in the health and human services field. Since 1998, Mr. Johnston has served on the board of directors of Blue Cross Blue Shield of Massachusetts. Since 2012, Mr. Johnston has served as the chair of the board of the Blue Cross Blue Shield of Massachusetts Foundation, which provides grants to Massachusetts nonprofit organizations that work in the healthcare field on behalf of low-income citizens. Since 2007, Mr. Johnston has served as a member of the board of trustees of the University of Massachusetts, and he chaired the search committee for a new Chancellor at the University of Massachusetts Medical School. Mr. Johnston is currently the vice chair of the University of Massachusetts Building Authority board of directors, and the vice chair of the University of Massachusetts Foundation. Mr. Johnston is currently the board chair of the Massachusetts Health Policy Forum, and serves as a member of the boards of the Robert F. Kennedy Center for Justice and Human Rights, the Carroll Center for the Blind, the Tramuto Foundation, along with the advisory board for the Kenneth B. Schwartz Center and the Advisory Board of the Taubman Center for State and Local Government at the Harvard Kennedy School. In addition, Mr. Johnston is a trustee of the Franklin D. Roosevelt Presidential Library and Museum in Hyde Park, New York. Mr. Johnston founded and currently serves on the advisory board of the Robert F. Kennedy Children’s Action Corps, one of the top juvenile justice and social services agencies in the country. Mr. Johnston received a B.A. from the University of Massachusetts at Amherst, a M.A. from the John F. Kennedy School of Government at Harvard University and honorary degrees from the University of Massachusetts Boston, Bridgewater State College, and Curry College. We believe that Mr. Johnston is qualified to serve on our Board of Directors due to his extensive leadership and directorship experience in the field of healthcare management. Our Board of Directors has nominated Mr. Johnston to stand for election as a class II director at the Annual Meeting. If elected, Mr. Johnston’s term as a class II director will expire at our 2026 Annual Meeting of Stockholders.
Bradley Langdale has served as a member of our Board of Directors since May 2008. From February 1996 until his retirement from active employment in December 2007, Mr. Langdale served in various roles at Masimo Corporation, a noninvasive monitoring technology company, including executive vice president, chief financial officer and executive vice president, chief marketing officer. From November 2015 until August 2018, Mr. Langdale served as a Director of Neurorecovery Technologies, Inc., a medical technology company focused on the design and development of devices and applications to help restore function and movement in patients with paralysis. In addition, Mr. Langdale previously served as director of finance for CareLine, Inc., an emergency medical services provider; manager of financial forecasting for Sunrise Company, a private real estate development company; and as a senior accountant for Price Waterhouse & Company LLP (now PricewaterhouseCoopers LLP), a global professional services organization. Mr. Langdale is a Certified Public Accountant and has a B.A. in Economics/Business from the University of California, Los Angeles. We believe that Mr. Langdale is qualified to serve on our Board of Directors due to his extensive management, accounting and business experience.
Michael D. Milligan has served as a member of our Board of Directors since November 2011. Since October 2002, Mr. Milligan has served as president and chief executive officer at Axel Johnson Inc., a private industrial and investment company. Prior to joining Axel Johnson Inc., Mr. Milligan spent 17 years as a partner and member of the board of directors of Monitor Group, a global consulting and merchant banking firm. In addition, Mr. Milligan is chairman of the board of directors of Sprague Resources L.P., a supplier of energy and materials handling services in the Northeast United States and is a member of the board of directors of Cadence Inc., a supplier of advanced products, technologies and services to medical, life science, automotive, and industrial companies, Decisyon Inc., an enterprise software company, Kinetico Incorporated, a residential and commercial water treatment systems provider, Parkson Corporation, a provider of engineered solutions for municipal and industrial water treatment, and Walk2Campus Holdings, LLC, a real estate investment company providing student housing in proximity to public universities. Mr. Milligan has an A.B. from Bowdoin College and an M.B.A. from Harvard University. We believe that Mr. Milligan is qualified to serve on our Board of Directors due to his extensive business and investment experience across a broad range of disciplines and industry sectors. Mr. Milligan will retire from the Board of Directors as of the Annual Meeting and thus has not been nominated for re-election.
Board Composition
In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our Board of Directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated two incumbent directors, Mr. Johnston and Ms. Bienkowski for election as class II directors, each to hold office until the 2026 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until their earlier death, resignation or removal.
Prior to the Annual Meeting, the members of the classes are as follows:
•
The class I directors are Mark A. Augusti, Carrie Bienkowski and Gary P. Fischetti, and their terms expire at the 2025 Annual Meeting of Stockholders. Ms. Bienkowski will resign her class I seat as of the Annual Meeting, and the number of class I seats will be reduced to two at such time.

•
The class II directors are Philip W. Johnston and Michael D. Milligan, and their terms expire at the 2023 Annual Meeting of Stockholders. Mr. Johnston will stand for election at the Annual Meeting. Mr. Milligan will retire from the Board of Directors as of the Annual Meeting, and Ms. Bienkowski will stand for election in the seat currently held by Mr. Milligan. The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated each of Mr. Johnston and Ms. Bienkowski for election at the Annual Meeting as class II directors, each to hold office until the 2026 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until their earlier death, resignation or removal.

•	The class III directors are Kenneth P. Fallon III and Bradley Langdale, and their terms expire at the 2024 Annual Meeting of Stockholders.
Mr. Fallon serves as the Chairman of the Board of Directors.
The Board of Directors knows of no reason why any of the nominees for director at the Annual Meeting would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee.
Our directors hold office until their successors have been elected and qualified or until their earlier resignation or removal. Our restated certificate of incorporation and our amended and restated bylaws provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.
Board Leadership Structure
Our corporate governance guidelines provide that the Nominating and Corporate Governance Committee shall periodically assess the Board of Directors’ leadership structure, including whether the offices of chief executive officer and chairman of the Board of Directors should be separate. Our corporate governance guidelines provide the Board of Directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board of Directors’ assessment of its leadership from time to time. We currently separate the roles of chief executive officer and chairman of the Board of Directors. Our president and chief executive officer is responsible for setting the strategic direction and the day-to-day leadership and performance of our company, while the chairman of the Board of Directors presides over meetings of the Board of Directors, including executive sessions of the Board of Directors, and performs oversight responsibilities. The

Board of Directors has not appointed a lead independent director. Our Board of Directors has three standing committees that currently consist of, and are chaired by, independent directors. Our Board of Directors delegates certain responsibilities to the committees, which then report their activities and actions back to the full Board of Directors. We believe that the independent committees of our Board of Directors and their chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for the Company at this time because it strikes an effective balance between management and independent leadership participation in our Board of Directors’ proceedings.
Board Determination of Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
In 2023, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our current directors, with the exception of Mr. Augusti, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules.
Our Board of Directors also determined that each of the members of the Audit Committee and Compensation Committee also satisfy the independence and other qualification standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.
There are no family relationships among any of our directors or executive officers.

Board Committees
Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by our Board. Copies of the charters of each of these committees are posted under the heading “Corporate Governance” on the Investor Relations section of our website, which is located at ir.conformis.com. The current composition of our committee is as follows:
	Audit Committee	Compensation Committee	Nominating and Governance Committee	Independent
Mark Augusti
Carrie Bienkowski
Kenneth Fallon III independent Chairman
Philip W. Johnston
Bradley Langdale
Gary P. Fischetti
Michael Milligan(1)

(1)	Mr. Milligan will resign from the Board of Directors as of the Annual Meeting and thus has not been nominated for re-election.
Audit Committee
The current members of our Audit Committee are Bradley Langdale, Gary P. Fischetti and Michael D. Milligan. Mr. Langdale is the chair of the Audit Committee. Effective as of the Annual Meeting, Mr. Fallon will replace Mr. Milligan on the committee.
Our Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and our independent registered public accounting firm our financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	overseeing our internal audit function, if any;
•	discussing our risk management policies;
•	establishing procedures for the receipt and retention of accounting related complaints and concerns;
•	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related-person transactions;

•	preparing and approving the Audit Committee report required by SEC rules; and
•	evaluating, at least on an annual basis, its own performance, the adequacy of its charter, and the performance of its duties.
All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our registered public accounting firm must be approved in advance by our Audit Committee.
Our Board of Directors has determined that Mr. Langdale is an “audit committee financial expert” as defined in applicable SEC rules. We believe that the composition of our Audit Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
The Audit Committee met 5 times during 2022.
Compensation Committee
The members of our Compensation Committee are Carrie Bienkowski, Kenneth P. Fallon III and Bradley Langdale. Mr. Langdale is the chair of the Compensation Committee. Effective as of the Annual Meeting, Mr. Fischetti will replace Mr. Fallon on the committee.
Our Compensation Committee’s responsibilities include:
•	reviewing and approving, or recommending for approval by our Board of Directors, our Chief Executive Officer’s compensation as well as the compensation of our other executive officers;
•	reviewing and approving any perquisites and benefit policies or programs available to our executive officers;
•	annually review the performance of our Chief Executive Officer and other executive officers;
•	reviewing and making recommendations to our Board of Directors with respect to our incentive-compensation and equity-based compensation plans;
•	overseeing and administering our equity-based plans;
•	reviewing and making recommendations to our Board with respect to director compensation;
•	reviewing and discussing with management our “Compensation Discussion and Analysis;”
•	reviewing and approving disclosure to the extent such disclosure is required by SEC rules;
•	preparing the Compensation Committee report if and to the extent required by SEC rules; and
•	evaluating, at least on an annual basis, its own performance, the adequacy of its charter, and the performance of its duties.
The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.
The Compensation Committee met 8 times during 2022.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Kenneth P. Fallon III, Philip W. Johnston and Michael D. Milligan. Mr. Fallon is the chair of the Nominating and Corporate Governance Committee. Effective as of the Annual Meeting, Ms. Bienkowski will replace Mr. Milligan as a member of the committee.
Our Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying and recommending individuals qualified to become members of our Board;
•	recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;
•	reviewing and making recommendations to our Board of Directors with respect to management succession planning;

•	developing and recommending to our Board corporate governance guidelines applicable to the Company and appropriate amendments thereto;
•	monitoring and overseeing management’s efforts and activities on sustainability initiatives, including environmental, social, and governance (“ESG”) matters; and
•
overseeing a periodic evaluation of our Board, its committees and management, including evaluating, at least on an annual basis, its own performance, the adequacy of its charter, and the performance of its duties as set forth in the committee’s charter.

The Nominating and Corporate Governance Committee met 5 times during 2022.
Compensation Committee Interlocks and Insider Participation
The current members of our Compensation Committee are Carrie Bienkowski, Kenneth P. Fallon III and Bradley Langdale. None of our directors who sat on our Compensation Committee in 2022 are officers or employees of Conformis, nor have they ever been officers or employees of Conformis. None of our executive officers serve, or in the past have served, as a member of the Board of Directors or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve or served as members of our Board of Directors or our Compensation Committee in 2022.
Board Meetings and Attendance
Our Board of Directors met 9 times during 2022. During 2022, each of our directors attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees of the Board on which he or she then served.
Our directors are expected, but not required, to attend our annual meetings of stockholders. In 2022, all seven of our directors attended the Annual Meeting of Stockholders.
Board Processes
Oversight of Risk
Our Board is responsible for overseeing our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board oversees risk management activities relating to business strategy, acquisitions, capital raising and allocation, organizational structure and certain operational risks. Our Board and its Committees manage the following specific areas: our Audit Committee oversees risk management activities related to financial controls, cyber security, and legal and compliance risks; our Nominating and Corporate Governance Committee oversees risk management activities relating to Board composition and management succession planning; and our Compensation Committee oversees risk management activities relating to our compensation policies and practices. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.
Director Nomination Process
Our Nominating and Corporate Governance Committee is responsible for identifying and evaluating new director candidates for potential nomination and may use a search firm or consider recommendations from Board members or others to assist in identifying qualified directors. Our Nominating and Corporate Governance Committee also evaluates the performance of our Board and its committees, including the performance of existing directors being considered for re-election. Our Nominating and Corporate Governance Committee considers many factors including biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our Board, interviews of selected candidates by members of the committee and our Board.

In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee applies the criteria set forth in our corporate governance guidelines described below under “—Corporate Governance Guidelines.” Our priority in selection of Board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.
We endeavor for the Board to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. The Company recognizes that diversity has multiple dimensions. In identifying potential candidates, the Board and Nominating and Corporate Governance Committee seek to take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location.
The nominee biographies under “—Board of Directors—Members of Our Board of Directors” indicate the experience, qualifications, attributes and skills of each of our current directors and director nominees that led our Nominating and Corporate Governance Committee and our Board to conclude each of our current directors and director nominees should serve as a director of Conformis. Our Nominating and Corporate Governance Committee and our Board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and that the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.
Stockholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, to Conformis, Inc., Attention: Chief Legal Officer, 600 Technology Park Drive, Billerica, MA 01821. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our bylaws and must be received by us no later than the date referenced below in “Other Matters—Deadline for Submission of Stockholder Proposals for 2023 Annual Meeting of Stockholders.” Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications with Stockholders
Our Board is committed to strong corporate governance, which we believe helps promote the long-term interests of Conformis and our stockholders. We seek a collaborative approach to stockholder issues that affect our business and to help ensure that our stockholders see our governance practices as well-structured. For example, our management, and in some cases, members of the Board, speak to significant stockholders from time-to-time to seek insights into their views on our corporate governance and executive compensation practices, and on our overall company performance.
Our management will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may communicate with our management by writing to Conformis, Inc., Attention: Chief Legal Officer, 600 Technology Park Drive, Billerica, MA 01821 or by calling (781) 345-9001. Additional information about contacting Conformis is posted under the heading “IR Contacts” on the Investor Relations section of our website, which is located at ir.conformis.com.
In addition, stockholders who wish to communicate with any member of our Board or our entire Board may do so by writing to Kenneth P. Fallon III, Chairman of the Board, c/o Conformis, Inc., 600 Technology Park Drive, Billerica, MA 01821. Communications will be forwarded to other directors if they relate to substantive matters that the Chairman of the Board considers appropriate for attention by the other directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances or matters as to which we tend to receive repetitive or duplicative communications.

Corporate Governance Guidelines
Our Board of Directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our Company and our stockholders. Our corporate governance guidelines provide that:
•	our Board’s principal responsibility is to oversee the management of our Company;
•	except as may otherwise be permitted by the Nasdaq Listing Rules, a majority of the members of our Board must be independent directors;
•	the independent directors meet in executive session at least twice a year;
•	directors have full and free access to management and, as necessary, independent advisors;
•	new officers and directors may participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
•	our Nominating and Corporate Governance Committee will oversee a periodic self-evaluation of the Board to determine whether the Board and its committees are functioning effectively.
A copy of the corporate governance guidelines is posted under the heading “Corporate Governance” on the Investor Relations section of our website, which is located at ir.conformis.com.
Board Policies
Related-Person Transactions
Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related-person transaction,” the related person must report the proposed related-person transaction to our Chief Financial Officer or Chief Legal Officer. The policy calls for the proposed related-person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee of our Board of Directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review and, in its discretion, may ratify the related-person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related-person transactions that arise between Audit Committee meetings, subject to ratification by the committee at its next meeting. Any related-person transactions that are ongoing in nature will be reviewed annually.
A related-person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:
•	the related person’s interest in the related-person transaction;
•	the approximate dollar value of the amount involved in the related-person transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of our business;
•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to us of, the related-person transaction; and
•
any other information regarding the related-person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The Audit Committee may impose any conditions on the related-person transaction that it deems appropriate.
In addition to the transactions that are excluded by the instructions to the SEC’s related-person transaction disclosure rule, the Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related-person transactions for purposes of this policy:
•
interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity; (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction; (c) the amount involved in the transaction equals less than the greater of $1 million dollars or 2% of the annual gross revenues of the other entity that is a party to the transaction; and (d) the amount involved in the transaction equals less than 2% of our annual gross revenues; and

•	a transaction that is specifically contemplated by provisions of our restated certificate of incorporation and amended or restated bylaws.
The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.
Other than the compensation arrangements for our named executive officers and directors, which are described elsewhere in the “Executive Compensation” and “Director Compensation” sections of this proxy statement, there have been no transactions since January 1, 2022 to which we were or will be a party, and in which
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, nominees for director or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Code of Business Conduct and Ethics
Our Board of Directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is posted under the heading “Corporate Governance” on the Investor Relations section of our website, which is located at ir.conformis.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Listing Rules concerning any amendments to, or waivers from, any provision of our code of business conduct and ethics. An executive compliance committee composed of the executive officers has been established to assist the Audit Committee in fulfilling its oversight responsibilities with the respect to compliance and ethics programs, including compliance with the code of business conduct and ethics.
Majority Voting Standard for Director Elections
Our corporate governance guidelines reflect that our Board of Directors will not nominate any person for service on the Board (other than any person nominated or designated pursuant to any agreement or arrangement to which Conformis is a party) unless such person (a “Nominee”) has agreed to resign from the Board upon failing to receive a majority of the votes cast in any future election that is not a Contested Election (as defined below), contingent on acceptance of that proffered resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. Under this policy, in the event a Nominee fails to receive a majority of the votes cast in any future election that is not a Contested Election, our Nominating and Corporate Governance Committee, or such other committee designated by the Board, will make a recommendation to the Board as to whether to accept or reject the resignation of such Nominee, or whether other action should be taken. The Board will then act on the proffered resignation, taking into account the committee’s recommendation, within 90 days of certification of the election results. The committee in making its recommendation and the

Board in making its decision each may consider any factors and other information that they consider appropriate and relevant. A Nominee who becomes or remains a director but who has failed to receive a majority of the votes cast in any future election that is not a Contested Election and who tenders his or her resignation shall remain active and engaged in Board activities while the committee and the Board decide whether to accept or reject such resignation, or whether other action should be taken; provided, however, it is expected that such director will not participate in any proceedings by the Board or any committee thereof regarding whether to accept or reject such director’s resignation, or whether to take other action with respect to such director. An election of directors is a “Contested Election” if, as of the tenth (10th) day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders of the Company, or at any time thereafter, the number of nominees exceeds the number of directors to be elected. For purposes of this provision, a “majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes “against” or “withheld” as to that director’s election (with “broker non-votes” not counted as a vote cast either “for” or “against/withheld” as to that director’s election). If the Board accepts a Nominee’s resignation, then the Board may fill any resulting vacancy pursuant to Section 2.9 of our amended and restated bylaws.
Stock Ownership Guidelines and Holding Requirements
Stock ownership by our executive officers and directors is a key consideration of our executive and director compensation philosophy. We believe that executive and director ownership of our stock demonstrates to investors that our executives and directors have a significant stake in the Company and its future and mitigates risks associated with equity compensation programs. Our stock ownership guidelines, which we adopted in March 2022, provide that our Chief Executive Officer should have an ownership in the Company’s common stock equal to five times his or her annual base salary, while all other executive officers should have an ownership equal to two times his or her annual salary. The guidelines provide that each director should have an ownership equal to five times his or her cash retainer for Board service. Full credit is given under the guidelines for (i) common stock owned and (ii) unvested or unsettled time-based vesting restricted stock or units. No credit is given for unexercised stock options, whether or not vested and whether or not in-the-money. The guidelines include a 5-year phase-in period from the date of appointment or election, as applicable, and progress towards meeting and maintaining these amounts is measured periodically. During the phase-in period, participants must retain (i) 50% of net after-tax shares resulting from restricted stock/unit vesting, and (ii) shares representing 50% of the underlying gain (not including shares sold or withheld to pay the exercise price or tax withholding) received upon the exercise of a stock option, in each case until the applicable ownership level has been achieved.
If an executive officer or director is not in compliance with the guidelines at the end of the 5-year phase-in period, such person is subject to holding requirements that provide that he or she must retain (i) 100% of net after-tax shares resulting from restricted stock/unit vesting, and (ii) shares representing 100% of the underlying gain (not including shares sold or withheld to pay the exercise price or tax withholding) received upon the exercise of a stock option, in each case until compliance is achieved.
We measure progress towards meeting and maintaining the guidelines on July 1 of each year. As of July 1, 2022, our most recent measurement date, all directors and officers were in compliance with the guidelines.
Clawback Policy
The Company’s corporate governance guidelines include an executive recoupment (or clawback) policy. This policy provides a framework for the recovery of compensation delivered to any executive officer whose intentional acts, or failures to act, are responsible in whole, or in part, for the material restatement of Conformis’ publicly filed financial results due to fraud or misconduct, including gross negligence, on the part of such executive. The policy is intended to ensure that executive officers act in the best interest of Conformis and its stockholders. In the event of a material restatement of Conformis’ financial statements, the policy provides that the Board, in its sole discretion, will: (i) evaluate the circumstances of such material restatement of Conformis’ financial statements and determine whether fraud or misconduct, including gross negligence, involving intentional acts, or failures to act, on the part of any executive officer was responsible in whole, or in part, for the restatement; (ii) determine the time period involved with, and subsequent periods affected by, any such fraud or misconduct; and (iii) determine the amount of compensation that should be recouped in each case if such fraud or misconduct is determined to have occurred. If the Board determines that recoupment of compensation is warranted, the Board may take appropriate action, including, (A) demanding repayment of bonus or incentive compensation received or awarded for the period affected by the restatement to the extent the amount of any such bonus or compensation would have been lower had the financial results been properly reported, (B) any gains realized as a result of exercising an option during, or awarded for performance during, the period, (C) any gains realized as a result of the vesting or payment of long-term incentives during, or awarded for performance during, the period, and/or (D) any equity compensation awarded during, or based upon performance for, the period. The Board may also reduce future compensation as a means to recover the amount the Board determines should be recouped.
Hedging and Pledging Policies
Under the Company’s corporate governance guidelines, all directors, executives and employees are prohibited from engaging in hedging transactions involving the Company’s common stock, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, all such persons are prohibited from holding the Company’s common stock in a margin account or otherwise pledging such shares as collateral for a loan.
Periodic Review of Classified Board Structure
In accordance with the terms of Conformis’ restated certificate of incorporation, and amended and restated bylaws, (a) the Board is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms, (b) directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that Conformis’ stockholders would be entitled to cast in an annual election of directors, and (c) the stockholders may not adopt, amend, alter or repeal the bylaws, or adopt any provision inconsistent therewith, unless such action is approved by the affirmative vote of the holders of at least 75% of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors. These provisions were included in Conformis’ restated certificate of incorporation and amended and restated bylaws when Conformis consummated its initial public offering, and the Board believes that they promote stockholder interests by promoting long-term value creation and making Conformis less vulnerable to pressures resulting from short-term thinking that may seek to deliver immediate stockholder returns by underinvesting in long-term growth (particularly given the high volatility in Conformis’ stock price in recent years). It is the policy of the Board that the Board will review the continued appropriateness of these provisions periodically, and no less than annually, to confirm that the Board believes that they continue to promote stockholder interests. The Board conducted such an evaluation in February 2023 and concluded that these provisions continued to remain, in the view of the Board, appropriate and in the interests of stockholders.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers:
Name	Age	Position(s)
Mark A. Augusti	57	President and Chief Executive Officer and Director
Robert S. Howe	53	Chief Financial Officer and Treasurer
Denise Pedulla	63	Chief Legal Officer and Corporate Secretary
In addition to the biographical information for Mark A. Augusti, which is set forth above under “Corporate Governance—Board of Directors—Members of Our Board of Directors,” set forth below is certain biographical information about our other executive officers. Our executive officers are elected by, and serve at the discretion of, our Board of Directors.
Robert S. Howe has served as our Chief Financial Officer and Treasurer since February 2020. From May 2015 to February 2020, Mr. Howe was Vice President of Finance and Corporate Controller at NxStage Medical, Inc., a medical technology and device company focused on treatments for kidney failure, which was publicly listed on the Nasdaq Global Select Market until its acquisition by Fresenius Medical Care in February 2019. Prior to joining NxStage Medical, Mr. Howe served as Vice President, Financial Planning and Analysis – Cardio & Vascular Division at Lake Region Medical Inc. from August 2014 to May 2015 and Senior Director of Financial Planning and Analysis for its Advanced Surgical Division from July 2013 to August 2014. Prior to that, Mr. Howe held various leadership positions at Boston Scientific Corporation. Mr. Howe received his M.B.A. degree from Boston University and his B.S. degree in Finance and Entrepreneurial Studies from Babson College.
Denise E. Pedulla has served as our Chief Legal Officer and Corporate Secretary since March 2022. Prior to joining Conformis, Ms. Pedulla served as the General Counsel and Corporate Secretary of NeoGenomics, Inc., a Nasdaq-listed company operating a network of cancer-focused testing laboratories in the United States, Europe and Asia, from December 2015 until June 2021. From 2011 to 2015, Ms. Pedulla served as a Principal at Berkeley Research Group in its Compliance and Regulatory Risk Management practice group and was engaged in private law practice. Prior to that, from 2008 to 2011, Ms. Pedulla was the Senior Vice President and Chief Compliance Officer at Orthofix International NV, a global orthopedic medical device company. From 2000 to 2008, Ms. Pedulla, a health care lawyer, was engaged in private law practice and provided legal counsel to hospitals, clinical laboratories, durable medical equipment suppliers and other health care providers in the areas of healthcare fraud and abuse, regulatory compliance, billing and reimbursement, corporate compliance program development, corporate governance, commercial contracting, and government affairs. From 1996 to 2000, Ms. Pedulla was employed at Fresenius Medical Care North America in positions of increasing responsibility, including Associate General Counsel and Vice President of Compliance, Regulatory and Government Affairs for its clinical laboratory division. Ms. Pedulla received a B.S. in Nursing and Psychology from Boston College, a J.D. from Suffolk Law School, and an M.P.H. in Health Policy and Management from Harvard University. She also holds a Certification in Health Care Compliance (“CHC”) from the Health Care Compliance Association (“HCCA”). Ms. Pedulla is a licensed attorney in Massachusetts and Florida and is a member of the HCCA and the American, Florida, and Massachusetts Bar Associations.

EXECUTIVE COMPENSATION
As a smaller reporting company, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not smaller reporting companies or emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a Compensation Discussion and Analysis. We have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. As a smaller reporting company, we are permitted to limit reporting of compensation disclosure to our principal executive officer and our two other most highly compensated executive officers, which we refer to as our “named executive officers” or our “NEOs.”
Our named executive officers for the year ended December 31, 2022 were as follows: Mark A. Augusti, our President and Chief Executive Officer; Robert S. Howe, our Chief Financial Officer and Treasurer; and Denise E. Pedulla, our Chief Legal Officer and Corporate Secretary.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2022, and December 31, 2021.
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Mark A. Augusti(4) President and Chief Executive Officer	2022	578,721	246,182	0	642,475	0	199,454(5)	1,666,831
	2021	551,668	468,918	1,048,888	0	0	197,985(6)	2,267,459
Robert S. Howe Chief Financial Officer and Treasurer	2022	380,000	95,000	127,242	175,225	0	28,254(7)	805,721
	2021	346,154	152,000	524,444	0	0	26,752(8)	1,049,350
Denise Pedulla Chief Legal Officer and Secretary	2022	295,673(9)	60,000	273,150	274,500	0	13,095(10)	916,418
(1)	The aggregate amounts reported in the “Bonus” column represent discretionary and/or retention bonuses paid with respect to the applicable fiscal year.
(2)
The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of stock-based awards granted during the year or in connection with the year’s performance, computed in accordance with the provisions of the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 718, disregarding any estimates of forfeitures. See Note J to our audited financial statements appearing in our Annual Report on Form 10-K, which was filed with the SEC on March 1, 202, regarding assumptions underlying the valuation of equity awards.

(3)
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites or other personal benefits to our named executive officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, such as for recruitment purposes. In addition, our named executive officers are eligible to receive the same employee benefits that are generally available to all our full-time employees, and do not receive additional health, welfare or retirement benefits.

(4)	Mr. Augusti has served as a member of our Board of Directors since November 2016 but does not receive any additional compensation for his service as a director.
(5)
Such amount includes $178,572 in residency expenses, the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $13,257 in insurance premiums that we paid in respect of Mr. Augusti.

(6)
Such amount includes $178,572 in residency expenses, the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $12,288 in insurance premiums that we paid in respect of Mr. Augusti.

(7)	Such amount includes the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $20,629 in insurance premiums that we paid in respect of Mr. Howe
(8)	Such amount includes the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $19,627 in insurance premiums that we paid in respect of Mr. Howe.
(9)	Ms. Pedulla joined us on March 14, 2022 and had an annualized base salary of $375,000, which was prorated in 2022.
(10)	Such amount includes the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $5,703 in insurance premiums that we paid in respect of Ms. Pedulla.

Narrative Disclosure to Summary Compensation Table
We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.
Our Board of Directors has historically determined our executives’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than our Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then recommends to our Board of Directors the compensation for each executive officer and our Chief Executive Officer, including equity-based awards. The Compensation Committee has the authority to approve the cash compensation of our executive officers, but has historically made recommendations to our Board of Directors regarding such compensation. Our Board of Directors, without members of management present, discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our executive officers, including our Chief Executive Officer. In 2022, our Compensation Committee engaged Pearl Meyer (“Pearl Meyer”) as an independent compensation consultant to review our executive compensation peer group and program design and assess our executives’ compensation relative to comparable companies. The Compensation Committee has determined that there are no conflicts of interest or other applicable factors affecting independence with its retention of Pearl Meyer, as required by the Nasdaq Listing Rules.
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.
Our Board of Directors has, in its discretion, awarded cash bonuses and granted equity awards in the form of restricted stock or stock options as bonuses to our executive officers from time to time in the past, and may award cash bonuses and grant equity awards as bonuses to our executive officers in the future.
Base Salaries
In 2022, we paid base salaries of $579,251 to Mr. Augusti, $380,000 to Mr. Howe and $375,000 to Ms. Pedulla.
For 2023, based on recommendations from our Compensation Committee, the Board of Directors approved an annual salary for Mr. Augusti of $599,525; for Mr. Howe of $393,300; and for Ms. Pedulla of $383,250. These 2023 salaries reflect a thoughtful analysis and discussion of a variety of factors by the Compensation Committee.
Conformis 2022 Incentive Compensation Program
The Conformis 2022 Incentive Compensation Program (the “2022 Incentive Program”) was a cash annual incentive plan designed to compensate our executive officers and certain employees for achievement of annual performance goals based on a percentage of their annual base salary. The 2022 Incentive Program included above threshold, target, and maximum payouts tied to achieving such performance goals, with bonus amounts adjusted in the sole discretion of the Compensation Committee based on individual performance and contribution towards achieving 2022 performance goals. Pursuant to the 2022 Incentive Program, failure to exceed the threshold for any performance goal metric resulted in zero funding with respect to that component. Further, if any of the component performance targets were not achieved, the performance payouts with respect to other performance targets were capped at the target level, even if the other performance target was achieved at a level above the target.
Under the 2022 Incentive Program, each of Messrs. Augusti and Howe and Ms. Pedulla were eligible to receive an annual cash bonus based on the following respective percentages of their annual base salary (assuming achievement at 100% of target): Mr. Augusti: 85%; Mr. Howe: 50%; and Ms. Pedulla: 40%.

In designing the performance goals for the 2022 Incentive Program, the Compensation Committee considered the strategic goals of the Company and selected two 2022 fiscal year financial performance metrics designed to align incentives and drive value creation for stockholders. In February 2022, the Compensation Committee set performance targets for Mr. Augusti, Mr. Howe and Ms. Pedulla based on 2022 fiscal year product revenue and, product gross margin. The following table details the weight, 2022 performance result and corresponding percentage earned for each performance metric:
Metric	Weight	2022 Performance	Bonus Target Achieved	Earned Payout Percent
Product Revenue	70%	Below Threshold	0%	0%
Product Gross Margin	30%	Below Threshold	0%	0%
In February 2023, the Compensation Committee met to determine final bonus amounts payable under the 2022 Incentive Plan. The Company did not achieve the target goal and actual results were below the threshold level for product revenue and product gross margin. Based on the weightings and achievement levels, this resulted in bonus payouts equal to 0% of the target payout opportunity under the terms of the program as approved in February 2022. With the actual performance relative to the metrics resulting in 0% earned payout under the 2022 Incentive Plan, the Compensation Committee also assessed the impact that this would have on employee retention. Based on this assessment, the Compensation Committee exercised its discretion and recommended to the Board of Directors discretionary bonus payments to eligible participants equal to 50% of the target payout opportunity under the 2022 Incentive Program. These amounts were subsequently approved by the Board of Directors and can be found in the “Bonus” column of the “Summary Compensation Table”.
Conformis 2023 Incentive Compensation Program
As part of our annual compensation-setting process, in February 2023, based on the recommendation of our Compensation Committee, our Board of Directors approved an employee incentive compensation plan for the 2023 calendar year, or the 2023 Incentive Plan. Under the 2023 Incentive Plan, certain employees, including our named executive officers, are eligible to receive an annual cash bonus based on a percentage of their annual base salary. Each of Messrs. Augusti and Howe and Ms. Pedulla are eligible to receive an annual cash bonus based on a percentage of their annual base salary as follows: Mr. Augusti: 85%; Mr. Howe: 50% and Ms. Pedulla 40%. The cash bonus is based on a combination of financial and individual performance in 2023, including achieving revenue and gross margin performance targets, and, subject to performance under the 2023 Incentive Plan, any cash bonus will be paid on or before March 31, 2024. The determination of whether a bonus will be granted to any employee, the amount of any such bonus and whether such bonus will be paid in cash or equity, will be determined by the Board of Directors in its sole discretion.
Equity Grants During 2022
In March 2022, pursuant to her employment agreement, the Board granted to Ms. Pedulla an inducement restricted stock unit award of 18,000 shares of the Company’s common stock, which will vest in various installments on each of the first eight anniversaries of March 14, 2022. The Board also granted Ms. Pedulla an inducement option to purchase 18,000 shares of the Company’s common stock, of which will vest in various installments of the first eight anniversaries of March, 14, 2022. The option has an exercise price of $15.25. Both of these equity grants are subject to Ms. Pedulla’ s continued service to the Company and further subject to any written employment agreement with the Company in effect as of the grant date, the applicable form of the inducement incentive stock option agreement and inducement restricted stock agreement.
In May 2022, the Compensation Committee provided for an option to purchase 61,525 shares of the Company’s common stock to Mr. Augusti, which will vest in equal installments on each of the first four anniversaries of May 24, 2022. The option has an exercise price of $10.44. The equity grant is subject to Mr. Augusti’s continued service to the Company and further subject to any written employment agreement with the Company in effect as of the grant date, the 2015 plan and the Company’s standard form option agreement.
In May 2022, the Compensation Committee provided for an option to purchase 16,870 shares of the Company’s common stock to Mr. Howe, which will vest in equal installments on each of the first four anniversaries of May 24, 2022. The option has an exercise price of $10.44. Mr. Howe also received an annual grant of 12,185 of restricted shares of the Company’s common stock. Both equity grants are subject to Mr. Howe’s continued service to the Company and further subject to any written employment agreement with the Company in effect as of the grant date, the 2015 plan and the Company’s standard form option agreement and the Company’s standard form restricted stock agreement.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and its NEOs pay.
The table below presents information on the compensation of our chief executive officer and our other NEOs in comparison to certain performance metrics for 2022 and 2021. The metrics are not those that the compensation committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table
Year	Summary compensation table total for PEO	Compensation actually paid to PEO	Average summary compensation table total for non-PEO named executive officers	Average compensation actually paid to non-PEO named executive officers	Total Shareholder Return	Net Income (Loss)
2022	$1,666,831	$156,546(1)	$861,070(2)	$318,417(3)	-82.55%	$(50,473,000)
2021	$2,267,459	$2,174,046(4)	$983,520(5)	$861,263(6)	15.15%	$(2,413,000)
(1)
Such amount includes Mr. Augusti's compensation, -$357,645 for changes in fair value of unvested options, -$891,853 for changes in fair value of unvested awards and -$260,787 for changes in fair value of vested awards.

(2)	Such amount includes the average of compensation for Mr. Howe and Ms. Pedulla.
(3)
Such amount includes the average of compensation for Mr. Howe and Ms. Pedulla, -$290,707 for changes in fair value of unvested options, -$9,229 for changes in fair value of vested options, -$749,820 for changes in fair value of unvested awards and -$35,550 for changes in vested awards.

(4)	Such amount includes Mr. Augusti's compensation, -$264,937 for changes in fair value of unvested awards and $171,524 for changes in fair value of vested awards.
(5)	Such amount includes the average of compensation for Mr. Howe and J. Brent Alldredge, the Company’s prior Chief Legal Officer, who was a named executive officer for the 2021 calendar year.
(6)
Such amount includes the average of compensation for Mr. Howe and Mr. Alldredge, $6,781 for changes in fair value of unvested options, $30,047 for changes in fair value of vested options, -$325,676 for changes in fair value of unvested awards and $44,334 for changes in vested awards.

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on CAP and each of total shareholder return (“TSR”) and net loss. The compensation actually paid to our PEO and the average amount of compensation actually paid to our named executive officers as a group (excluding our PEO) during the periods presented are negatively correlated.
As illustrated in the above table, for 2022, the average summary compensation table total for our PEO and non-PEO named executive officers were $1,666,831 and $861,070, respectively, whereas the average amounts actually paid to our PEO and non-PEO named executive officers based on CAP were $156,546 and $318,417 respectfully. During such period, the total shareholder return of our common stock was -82.55%, which is reflected in such CAP-based amounts being significantly less than the amount reported in the summary compensation table.
For 2021, the average summary compensation table total for our PEO and non-PEO named executive officers were $2,267,459 and $983,520, respectively, whereas the average amounts actually paid to our PEO and non-PEO named executive officers based on CAP were $2,174,046 and $886,819, respectfully. During such period, the total shareholder return of our common stock was 15.15%. While our overall stockholder return in 2021 was positive on a full-year basis, our stock experienced substantial volatility during the year, resulting in CAP-based amounts being somewhat lower than the amount reported in the summary compensation table.

In 2022, our net loss increased from 2021, which was primarily due to our receipt in 2021 of certain one-time royalty and licensing revenues that caused royalty and licensing revenue to decrease by approximately $37 million from 2021 to 2022. Generally, our increased loss in 2022 as compared to 2021 correlated with our CAP-based amounts also decreasing from 2021 to 2022.
We generally do not utilize TSR and net loss in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail above in the section “Agreements with Named Executive Officers,” part of the compensation our non-PEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain employment criteria. Additionally, we view stock options, which are part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards intend to align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

Outstanding Equity Awards at Year End
The following table sets forth information regarding outstanding stock options and unvested restricted stock held by our named executive officers as of December 31, 2022.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(20)
Mark A. Augusti President and Chief Executive Officer	7,167(1)	—	219.5000	12/2/2026	8,000(2)	26,560(2)
	7,604(3)	—	127.50000	5/15/2027	13,867(4)	46,038(4)
	—	61,525(5)	10.4400	5/24/2032	13,334(6)	44,269(6)
					17,778(7)	59,023(7)
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(17)
Robert S. Howe Chief Financial Officer	3,541(8)	1,459 (8)	24.4600	2/17/2030	2,500(9)	8,300(9)
	—	116,780(10)	10.44	5/24/2032	2,000(11)	6,640(11)
					6,667(12)	22,134(12)
					12,185(13)	40,454(13)
					8,889(14)	29,511(14)
Denise Pedulla Chief Legal Officer	—	18,000(15)	15.2500	3/14/2032	18,000(16)	59,760(16)
(1)
The stock option has a vesting start date of December 2, 2016. 25% of the total number of shares vested and became exercisable on the first anniversary of the vesting start date, with the remainder vested in equal monthly installments over a three-year period thereafter.

(2)
The shares of restricted stock underlying this award vest in four equal annual installments, with 25% having vested each on November 2, 2020, November 2, 2021 and November 2, 2022. The remaining 8,000 shares vest on November 2, 2023.

(3)	The stock option has a vesting start date of May 15, 2017 and vests and becomes exercisable in equal monthly installments over a four-year period.
(4)
The shares of restricted stock underlying this award vest in four equal annual installments, with 25% vesting each on May 14, 2021 and May 14, 2022, and the remainder vesting annually thereafter through May 14, 2024.

(5)	The stock option has a vesting start date of May 24, 2022 and vests and becomes exercisable in equal annual installments over a four-year period.
(6)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% vesting on May 14, 2022, and the remainder vesting annually thereafter through May 14, 2025.
(7)
The performance restricted stock units vest in one installment on August 17, 2024, subject to performance criteria. Amounts shown in the table assume achievement of performance criteria at target levels.

(8)
The inducement stock option has a vesting start date of February 17, 2020. 25% of the total number of shares vested and became exercisable on the first anniversary of the vesting start date, with the remainder vesting in equal monthly installments over a three-year period thereafter.

(9)
The shares of restricted stock underlying this inducement restricted stock unit award vest in four equal annual installments, with 25% having vested each on February 17, 2021 and February 17, 2022, and the remainder vesting annually thereafter through February 17, 2024.

(10)	The stock option has a vesting start date of May 24, 2022 and vests and becomes exercisable in equal annual installments over a four-year period
(11)
The shares of restricted stock underlying this award vest in four equal annual installments, with 25% having vested on each of May 14, 2021 and May 14, 2022, and the remainder vesting in 2023 and 2024.

(12)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% vesting on May 14, 2022, and the remainder vesting annually thereafter through May 14, 2025.
(13)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% vesting on May 24, 2023, and the remainder vesting annually thereafter through May 24, 2026

(14)
The performance restricted stock units vest in one installment on August 17, 2024, subject to performance criteria. Amounts shown in the table assume achievement of performance criteria at target levels.

(15)	The stock option has a vesting start date of March 14, 2022 and vests and becomes exercisable in various annual installments over an eight-year period.
(16)	The shares of restricted stock underlying this award vest in various annual installments starting on March 14, 2023, and the remainder vesting annually thereafter through March 14, 2030.
(17)	The value of the awards reflected in the table is based on the $3.32 per share trading price of the Company’s common stock on December 31, 2022, the final trading day of fiscal year 2022.
Agreements with Named Executive Officers
We have employment agreements with each of our named executive officers that prohibit the executive from disclosing confidential information and from competing with us during the term of their employment and for a specified time thereafter, where permitted under applicable law, and that provides for the assignment of intellectual property rights to us.
Mark A. Augusti
We entered into an employment agreement, dated October 19, 2016, with Mark A. Augusti and on December2, 2016 the Board of Directors approved an amendment and restatement of that agreement (as amended and restated, the “Augusti Employment Agreement”) which sets forth certain terms of Mr. Augusti’s employment. Pursuant to the terms of the Augusti Employment Agreement, Mr. Augusti receives an annual base salary that was initially $520,000 and, thereafter, subject to increase (but not decrease) from time to time as determined by the Board of Directors. In addition, Mr. Augusti received a one-time signing bonus of $200,000 and he is eligible to receive an annual target performance bonus of 75% of his annual base salary. The actual performance bonus payment is discretionary and will be subject to the Board of Director’s assessment of Mr. Augusti’s performance as well as general business conditions at the Company. In connection with his Employment Agreement, the Board of Directors granted to Mr. Augusti new hire equity awards having an aggregate value of $1,200,000, including incentive stock options and restricted stock. Specifically, the Board of Directors granted to Mr. Augusti an incentive stock option to purchase shares of our common stock having a Black Scholes value of $800,000 (the “New Hire Option Grant”) under the 2015 Plan. The New Hire Option Grant vested with respect to 25% of the total number of shares on December 2, 2017 with the remainder vesting in equal monthly installments over the following three years, subject to Mr. Augusti’s continued employment with the Company and subject to the terms of the Augusti Employment Agreement, the 2015 Plan and the Company’s standard form incentive stock option agreement. The Board of Directors also granted to Mr. Augusti a restricted stock award for 1,790 shares of our common stock (the “New Hire RSA Grant”) under the 2015 Plan. The New Hire RSA Grant vests in four equal installments on each 12 month anniversary of the grant date of December 2, 2017, subject to Mr. Augusti’s continued employment with the Company, and subject to the terms of the Augusti Employment Agreement, the 2015 Plan and the Company’s standard form restricted stock agreement. Under the Augusti Employment Agreement, Mr. Augusti was required to establish a residence in Massachusetts by August 1, 2017 and is eligible to receive up to $125,000 for reasonable expenses related to moving and maintaining a temporary residency in Massachusetts (collectively “Residency Expenses” as defined in the Augusti Employment Agreement). Mr. Augusti is also eligible to participate in all of our customary employee benefit plans or programs generally available to our full-time employees and/or executive officers.
The Augusti Employment Agreement further provides that, in the event Mr. Augusti’s employment is terminated (i) after November 14, 2016 and (ii) by Mr. Augusti for Good Reason or by the Company other than for Cause (collectively a “Qualifying Termination”; where “Good Reason” and “Cause” are defined in the Augusti Employment Agreement), then Mr. Augusti will be eligible to receive severance pay in the form of continuation of his base salary on our standard payroll dates for (x) 18 months following the termination date if the termination occurs during the period between three months before or 24 months following a Change in Control Transaction (“Change of Control Period”; where “Change in Control Transaction” is defined in the Augusti Employment Agreement) or (y) 12 months following the termination date if the termination occurs outside the Change of Control Period. Mr. Augusti will additionally be eligible for a payment in an amount equal to a multiple of 1.5 times the Target Bonus (as defined in the Augusti Employment Agreement) if he is subject to a Qualifying Termination during a Change of Control Period or an amount equal to 1 times the Target Bonus if he is subject to a Qualifying Termination outside of a Change of Control Period and after November 14, 2016. Upon a Qualifying Termination, Mr. Augusti will also be eligible to receive a continuation of group health insurance coverage through the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) with the cost of such benefits to be shared in the same relative proportion by the Company and Mr. Augusti as in effect on the date of termination. If Mr. Augusti is subject to a Qualifying Termination during a Change of Control Period, Mr. Augusti shall also be eligible for full vesting of any outstanding unvested equity grants. The Augusti Employment Agreement further provides that if Mr. Augusti is subject to a termination of employment that is not a Qualifying Termination, including termination by the Company for Cause, voluntary resignation by Mr. Augusti, or termination due to Mr. Augusti’s death or disability, he shall only be entitled to Accrued Compensation (as defined in the Augusti Employment Agreement), unless termination occurs due to Mr. Augusti’s death or disability between the end of a calendar year and the Bonus Payment Date (as defined in the Augusti Employment Agreement), in which case Mr. Augusti will be paid any bonus he would have received for the prior calendar year had he remained an employee of the Company through the Bonus Payment Date. The Company’s obligation to provide severance benefits under the Augusti Employment Agreement are subject to execution by Mr. Augusti of a Release (as defined in the Augusti Employment Agreement), the expiration of any revocation period and Mr. Augusti’s compliance with post-employment obligations.
In February 2017, pursuant to the Augusti Employment Agreement, Mr. Augusti became eligible to receive an initial annual long-term incentive equity award with an aggregate value of $800,000 under the Company’s long-term incentive program. Pursuant to Company’s long-term incentive program, in May 2017, the Board of Directors granted 3,824 shares of restricted common stock to Mr. Augusti having an approximate value of $500,000, calculated using the 60-day average closing price of the common stock on the date of grant (“Long Term RSA Grant”), and an incentive stock option to acquire 7,605 shares of the Company’s common stock having an approximate Black Scholes value as of the date of grant of $500,000, calculated using the 60-day average closing price of the common stock on the date of grant (“Long Term Option Award”). The Long-term RSA Grant was granted under and subject to the terms of the 2015 Plan and vests in equal annual installments over a four (4) year period beginning on the first anniversary of the date of grant, or May 15, 2017, subject to Mr. Augusti’s continued employment on each applicable vesting date; and otherwise is subject to the terms of the Company’s standard form of restricted stock award agreement and the annual long-term incentive program. The Long Term Option Award was granted under and subject to the terms of the 2015 Plan, has an exercise price equal to the fair market value of the Company’s common stock on the date of grant, or May 15, 2017; vests in equal monthly installments over the four (4) years following the grant date, subject to Mr. Augusti’s continued employment with the Company on each applicable vesting date; and otherwise is subject to the terms as are set forth in the Company’s standard form of stock option agreement and the annual long-term incentive program.
On September 14, 2017, the Company and Mr. Augusti entered into a first amendment (the “Augusti First Amendment”) to the Augusti Employment Agreement, effective as of August 1, 2017. The Augusti Employment Agreement as amended by the Augusti First Amendment continues to require that Mr. Augusti establish his principal residency in Massachusetts. However, the Augusti First Amendment removes the requirement that such residency be established by August 1, 2017. In addition, the Augusti First Amendment provides that, beginning August 2, 2017, the Company will reimburse Mr. Augusti for up to $25,000 per calendar quarter for moving and commuting expenses as well as other costs incurred by Mr. Augusti or his immediate family in traveling to and from his residence in North Carolina to his temporary residence in Massachusetts (“Residency and Travel Expenses”), until either Mr. Augusti establishes a principal residence in Massachusetts or the Board of Directors determines in its sole discretion that the payment of such expenses is no longer required. Additionally, the Augusti First Amendment conforms the original terms of Mr. Augusti’s annual long-term incentive award entitlement to the terms of the grant made to Mr. Augusti by the Company’s Board of Directors in May 2017.
On July 31, 2018, the Company and Mr. Augusti entered into a second amendment to the Augusti Employment Agreement (the “Augusti Second Amendment”). The Augusti Second Amendment is effective as of July 31, 2018 and provides clarifications and addresses inconsistencies between the Augusti Employment Agreement and the employment agreements we have with other executive officers. The Augusti Second Amendment provides that, upon a Qualifying Termination of Mr. Augusti’s employment outside of the Change of Control Period, vesting of any outstanding unvested equity grants, if any, shall be accelerated in a number of shares that would have become vested if his employment continued for 12 months following a Qualifying Termination. The Augusti Second Amendment further provides that, upon a termination due to death or disability, vesting of any outstanding unvested equity grants, if any, shall be accelerated in a number of shares that would have become vested if his employment continued for 12 months following such termination. For clarification on bonus payments due upon termination, the Augusti Second Amendment provides that, upon a Qualifying Termination that occurs within the Change of Control Period, the Company will pay Mr. Augusti the greater of (a) the bonus accrued by the Company for Mr. Augusti for the calendar year that is prior to the year in which the Qualifying Termination occurs, unless an annual bonus was already paid for that prior year, and a bonus of 75% of Mr. Augusti’s base salary for the calendar year in which the Qualifying Termination occurs or (b) an amount equal to 1.5 times his annual target bonus of 75% of his base salary based upon achievement of both corporate and individual goals as determined by the Board. The Augusti Second Amendment further provides that, upon a Qualifying Termination of his employment that occurs outside the Change of Control Period, we will pay Mr. Augusti the bonus accrued for the year prior to a Qualifying Termination, unless an annual bonus was already paid for that prior year, and an amount equal to 75% of Mr. Augusti’s base salary for the calendar year in which the Qualifying Termination occurs. The Augusti Second Amendment further provides that, upon a termination due to his death, we will pay a continuation of base salary for 12 months following such termination. The Augusti Second Amendment further clarifies that, upon a Qualifying Termination, we will pay the premiums, including any employee portion, for Mr. Augusti’s timely election of benefits under COBRA, provided Mr. Augusti remains eligible for COBRA. Lastly, the Augusti Second Amendment increases the amount of paid time off that Mr. Augusti may accrue per year from four to five weeks, consistent with other executive officers.
On March 6, 2019, the Company and Mr. Augusti entered into a third amendment to the Augusti Employment Agreement (the “Augusti Third Amendment”). The Augusti Third Amendment provides that, as of March 31, 2019, the reimbursement of up to $25,000 per calendar quarter for Residency and Travel Expenses (as defined in the Augusti Third Amendment) will cease. In recognition that the reimbursement of Residency and Travel Expenses is and has been taxable compensation to Mr. Augusti, under the Augusti Third Amendment, we have agreed to pay Mr. Augusti $100,000 as an amount intended to cover taxes paid and to be paid by him resulting from receipt of Residency and Travel Expense payments from August 2, 2017 through March 31, 2019. Beginning April 1, 2019, the Augusti Third Amendment provides that we will pay Mr. Augusti a fixed amount of $41,666.50 per quarter with the intention that he will receive a net amount of approximately $25,000 on an after-tax basis to use for his travel and residency expenses, until the earlier of: (i) the establishment of Mr. Augusti’s principal residence in Massachusetts or (ii) a determination by the Board of Directors in its sole discretion that the payment of such Residency and Travel Expenses is no longer required.
On November 2, 2019 (the “Effective Date”), the Company and Mr. Augusti entered into a fourth amendment to the Augusti Employment Agreement (the “Augusti Fourth Amendment”). The Augusti Fourth Amendment provides that, as of November 2, 2019, we will pay Mr. Augusti a fixed amount of $44,642.86 per calendar quarter to use for his residency cost-of-living expenses, less required tax withholding. The Augusti Fourth Amendment also provides Mr. Augusti with a one-time catch-up cost-of-living expenses payment in the amount of $5,952.71, less required tax withholding. The Augusti Fourth Amendment further provides that if a Qualifying Termination occurs (x) prior to three (3) months before or (y) more than twenty-four (24) months following a Change in Control Transaction, and the Qualifying Termination occurs on or after the two (2)-year anniversary of the Effective Date: (i) the Company will provide Mr. Augusti with severance pay in the form of continuation of his base salary for a total of eighteen (18) months, such amount to be paid in accordance with the Company’s then-current payroll practices, except as otherwise specified in this letter agreement, beginning on the Company’s first regular payroll date that occurs after the Payment Date; (ii) the Company will pay to Mr. Augusti (a) the bonus accrued by the Company for him for the calendar year that is prior to the year in which the Qualifying Termination occurs, provided the Company has not already paid Mr. Augusti a Target Bonus (or other annual bonus) for the prior year, and (b) a bonus of seventy-five percent (75%) of Mr. Augusti’s base salary for the calendar year in which the Qualifying Termination occurs; (iii) Mr. Augusti will be eligible for the same COBRA premium assistance as set forth in Section 13.A of the Augusti Fourth Amendment, subject to the same terms, conditions, and limitations as described therein; and (iv) the vesting of Mr. Augusti’s then-outstanding unvested equity grants, if any, shall be accelerated in a number of shares that would have become vested had he continued as an employee of the Company for eighteen (18) months following a Qualifying Termination. The Augusti Fourth Amendment also provides that if a Qualifying Termination occurs within three (3) months prior or twenty-four (24) months following a Change in Control Transaction, and regardless of whether the Qualifying Termination occurs prior to, on, or after the two (2)-year anniversary of the Effective Date: (i) the Company will provide Mr. Augusti with severance pay in the form of continuation of his base salary for a total of twenty-four months, such amount to be paid in accordance with the Company’s then-current payroll practices, except as otherwise specified in the amended and restated employment agreement as amended, beginning on the Company’s first regular payroll date that occurs after the Payment Date; (ii) the Company will pay to Mr. Augusti the greater of (a) the bonus accrued by the Company for Mr. Augusti for the calendar year that is prior to the year in which the Qualifying Termination occurs, provided the Company has not already paid him a Target Bonus (or other annual bonus) for the prior year, and (b) a bonus of seventy-five percent (75%) of Mr. Augusti’s base salary for the calendar year in which the Qualifying Termination occurs and (b) an amount equal to 1.5 times the Target Bonus, to be paid in one lump sum on the Company’s first regular payroll date that occurs after the Payment Date; (iii) Mr. Augusti will be eligible for the same COBRA premium assistance as set forth in Section 13.A of the Augusti Fourth Amendment, subject to the same terms, conditions, and limitations as described therein; and (iv) the vesting of one hundred percent (100%) of his then-outstanding unvested equity grants shall be accelerated, such that all unvested equity grants vest and become fully exercisable or non-forfeitable as of the date his employment terminates.
On February 4, 2020, the Company and Mr. Augusti entered into a fifth amendment to the Augusti Employment Agreement (the “Augusti Fifth Amendment”). The Augusti Fifth Amendment provides for a bonus award of up to 85% of Mr. Augusti’s base salary effective with fiscal year beginning January 1, 2020.
Robert S. Howe
On February 4, 2020, we entered into an employment agreement with Mr. Howe (the “Howe Employment Agreement”). Pursuant to the terms of the Howe Employment Agreement, Mr. Howe receives an annual base salary that was initially $340,000 and is, thereafter, subject to increase from time to time as determined by the Board of Directors, and Mr. Howe is eligible to receive a year-end bonus of 40% of his base salary at the sole discretion of and subject to terms determined by the Board of Directors, including, without limitation, incentive targets, goals and/or milestones, except that the Board agreed to pay to Mr. Howe, for the 2020 calendar year only, a minimum bonus of $100,000 in cash. Also, in connection with the Howe Employment Agreement, the Board provided a one-time signing bonus of $90,000, which was subject to repayment by Mr. Howe to the Company if he left the Company due to a Voluntary Termination or was Terminated for Cause (as defined in his employment agreement) within the first year of his employment.
In February 2020, pursuant to the Howe Employment Agreement, the Board granted to Mr. Howe an inducement restricted stock unit award of 5,000 shares of the Company’s common stock, which will vest in four equal annual installments on each of the first four anniversaries of February 17, 2020. The Board also granted to Mr. Howe an inducement option to purchase 5,000 shares of the Company’s common stock, of which 25% will vested on February 17, 2021, with the remainder vesting in equal monthly installments for three years thereafter. The option has an exercise price of $24.45 per share. Both of these equity grants are subject to Mr. Howe’s continued service to the Company and further subject to his written employment agreement with the Company in effect as of the grant date, the applicable form of inducement incentive stock option agreement and inducement restricted stock agreement, respectively.
Additionally, the Howe Employment Agreement provides that Mr. Howe’s employment with the Company is at will and may be terminated by either party at any time for any or no reason or cause. The Howe Employment Agreement further provides that, in the event Mr. Howe’s employment is terminated by Mr. Howe as a Termination for Good Reason or by the Company as a Termination Other than for Cause (collectively a “Qualifying Termination”; where “Termination for Good Reason” and “Termination Other than for Cause” are defined in the Howe Employment Agreement), then Mr. Howe will be eligible to receive for a “Severance Period” of (i) 18 months following the termination date if the termination occurs during the period between three months before or 12 months following a Change in Control (“Change of Control Period”; where “Change in Control” is defined in the Howe Employment Agreement) or (ii) 12 months following the termination date if the termination occurs outside the Change of Control Period, (a) severance pay in the form of continuation of his base salary on our standard payroll dates and (b) continuation of his coverage under the Company’s group health insurance plans (to the extent allowed by COBRA). Mr. Howe will also receive (i) any bonus accrued by the Company or approved by the Board of Directors for the year prior to such termination, unless already paid, and (ii) a bonus determined by the Board of Directors for the year in which such termination occurs, with all targets, goals, milestones and other contingencies deemed to have been met by the Company and the executive for such year. Upon a Qualifying Termination, a Disability Termination or a Death Termination (as defined in the Howe Employment Agreement), to the extent that the Company has previously paid Mr. Howe a bonus in the form of a stock option that is not fully vested as of the termination date, such stock option shall vest with respect to an additional number of shares equal to that number of shares that would have become vested had Mr. Howe continued as an employee for an additional period equal to the Severance Period. Upon a Death Termination, the Company will pay Mr. Howe’s estate a lump sum amount equal to his base salary for the Severance Period. Except as otherwise noted, upon a Disability Termination, Death Termination, a Voluntary Termination or a Termination for Cause, Mr. Howe shall only be entitled to Accrued Compensation (as defined in the Howe Employment Agreement). Upon a Qualifying Termination during a Change of Control Period, any unvested equity awards will become fully vested and exercisable or free from forfeiture or transfer restrictions. Benefits following a Qualifying Termination are subject to execution by Mr. Howe of a Release (as defined in the Howe Employment Agreement), the expiration of any revocation period and Mr. Howe’s continued compliance with the terms of his Confidentiality, Inventions Assignment and Non-Competition Agreement.
Denise E. Pedulla
On February 28, 2022, we entered into an employment agreement with Ms. Pedulla (the “Pedulla Employment Agreement”). Pursuant to the terms of the Pedulla Employment Agreement, Ms. Pedulla receives an annual base salary that was $375,000 and is, thereafter, subject to increase from time to time as determined by the Board of Directors, and Ms. Pedulla is eligible to receive a year-end bonus of 40% of his base salary at the discretion of and subject to terms determined by the Board of Directors, including, without limitation, incentive targets, goals and/or milestones.
On March 14, 2022, as an inducement to Ms. Pedulla agreeing to employment with the Company, the Board granted to Ms. Pedulla (i) a restricted stock unit award of 18,000 shares of the Company’s common stock, and (ii) stock options to acquire 18,000 shares of the Company’s common stock (with an exercise price equal to the post-split adjusted closing price of the common stock on the grant date). The restricted stock units and stock options both vest in various staggered installments over an 8-year period, as set forth in the respective award agreements, subject to service by Ms. Pedulla through the applicable vesting dates.
The Pedulla Employment Agreement further provides that, in the event Ms. Pedulla’s employment is terminated by Ms. Pedulla as a Termination for Good Reason or by the Company as a Termination Other than for Cause (collectively a “Qualifying Termination”; where “Termination for Good Reason” and “Termination Other than for Cause” are defined in the Pedulla Employment Agreement), then Ms. Pedulla will be eligible to receive for a “Severance Period” (as defined below) of (i) 12 months following the termination date if the termination occurs during the period between three months before or 12 months following a Change in Control (“Change of Control Period”; where “Change in Control” is defined in the Pedulla Employment Agreement) or (ii) 6 months following the termination date if the termination occurs outside the Change of Control Period, (a) severance pay in the form of continuation of his base salary on our standard payroll dates and (b) continuation of his coverage under the Company’s group health insurance plans (to the extent allowed by COBRA). Ms. Pedulla will also receive (i) any bonus accrued by the Company or approved by the Board of Directors for the year prior to such termination, unless already paid, and (ii) a bonus determined by the Board of Directors for the year in which such termination occurs, with all targets, goals, milestones and other contingencies deemed to have been met by the Company and the executive for such year. Upon a Qualifying Termination, a Disability Termination or a Death Termination (as defined in the Pedulla Employment Agreement), to the extent that the Company has previously paid Ms. Pedulla a bonus in the form of a stock option that is not fully vested as of the termination date, such stock option shall vest with respect to an additional number of shares equal to that number of shares that would have become vested had Ms. Pedulla continued as an employee for an additional period equal to the Severance Period. Upon a Death Termination, the Company will pay Ms. Pedulla’s estate a lump sum amount equal to his base salary for the Severance Period. Except as otherwise noted, upon a Disability Termination, Death Termination, a Voluntary Termination or a Termination for Cause, Ms. Pedulla shall only be entitled to Accrued Compensation (as defined in the Pedulla Employment Agreement). Upon a Qualifying Termination during a Change of Control Period, any unvested equity awards will become fully vested. Benefits following a Qualifying Termination are subject to execution by Ms. Pedulla of a Release (as defined in the Pedulla Employment Agreement), the expiration of any revocation period and Ms. Pedulla’s continued compliance with the terms of his Confidentiality, Inventions Assignment and Non-Competition Agreement.
Potential Payments upon Termination or Change in Control Transaction
Each of Messrs. Augusti, Howe and Ms. Pedulla will be entitled to severance payments if their employment is terminated under specified circumstances as described above.

Stock Option and Other Compensation Plans
2011 Stock Option Plan/Stock Issuance Plan
Our 2011 Plan was adopted by our Board of Directors in February 2011 and approved by our stockholders in March 2011. The 2011 Plan was subsequently amended in March 2012 and July 2013. A maximum of 265,209 shares of our common stock are authorized for issuance under the 2011 Plan.
The 2011 Plan is administered by our Board of Directors and provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options and stock awards. However, incentive stock options may only be granted to our employees. The terms of awards are set forth in the applicable award agreements. Following the closing of initial public offering on July 7, 2015, we ceased granting options under the 2011 Plan.
Awards under the 2011 Plan are subject to appropriate adjustments in the event of a stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting our outstanding common stock as a class without our receipt of consideration.
Upon a change of control, as defined in the 2011 Plan:
•
all outstanding option awards will become exercisable in full immediately prior to the effective date of the change of control, except to the extent such options are (1) assumed, or equivalent options substituted, by the successor corporation, or parent thereof, or otherwise continued in full force and effect pursuant to the terms of the change of control transaction, (2) replaced by a cash incentive program that provides for a subsequent payout of the spread existing on the unvested option shares as of the date of such change of control, to be paid in accordance with the same vesting schedule applicable to those unvested option shares, or (3) our Board of Directors subjects such acceleration to other limitations; and

•
all outstanding repurchase rights in favor of us with respect to shares of our common stock issued upon exercise of options or as stock awards shall terminate automatically, and such shares shall become vested, except to the extent (1) those repurchase rights are assigned to a successor corporation, or parent thereof, or otherwise continued in effect pursuant to the terms of the change of control transaction, (2) the property, including cash payments, issued with respect to the unvested shares are placed in escrow and released in accordance with the vesting schedule in effect for such shares, or (3) such accelerated vesting is precluded by other limitations imposed by our Board of Directors.

Our Board of Directors has the discretion, exercisable either at the time an award is granted or at any time while an award remains outstanding, to provide that such award will become fully vested upon the occurrence of a change of control or other specified event or the participant’s involuntary termination, as defined in the 2011 Plan, within a designated period following a specified event.
Subject to any applicable stockholder approval requirements pursuant to applicable laws and regulations, our Board of Directors may amend or terminate the 2011 Plan or any awards under the Plan in any or all respects, except that no amendment or termination may adversely affect the rights and obligations with respect to outstanding awards without participant consent. Our Board of Directors has the authority, with the consent of the affected participants, to cancel any or all outstanding options under the 2011 Plan and grant in substitution therefor new options covering the same or a different number of shares of our common stock.
As of December 31, 2022, there were options to purchase an aggregate of 11,657 shares of common stock outstanding under the 2011 Plan at a weighted-average exercise price of $232.44 per share. Following the adoption of our 2015 Plan, any shares of common stock subject to awards originally granted under the 2011 Plan that expire, terminate, or are otherwise surrendered, canceled, forfeited or repurchased without having been fully exercised or resulting in any common stock being issued will be available for issuance under the 2015 Plan, up to a specified number of shares.
2015 Stock Incentive Plan
Our 2015 Plan was originally approved by our Board and stockholders in 2015 prior to the consummation of the Company’s initial public offering. The 2015 Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. As originally approved in 2015, the number of shares of our common stock that were available for issuance under the 2015 Plan was the sum of: (1) 80,000 shares of common stock; plus (2) the number of shares of our common stock that remained available for issuance under the 2011 Plan immediately prior to the closing of the Company’s initial public offering and the number of shares of our common stock subject to outstanding awards under the 2011 Plan or under the 2004 Plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing until, and including, the fiscal year ending December 31, 2025, equal to the lesser of (a) 120,000 shares of our common stock, (b) 3% of the number of shares of our common stock outstanding on the first day of such fiscal year and (c) an amount determined by the Board. In 2021, our Board and stockholders each approved an amendment to the 2015 Plan that increased the number of shares referenced in clause (1) of the preceding sentence by an additional 240,000 shares, such that the amount referenced in clause (1) is now 320,000 shares.
Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2015 Plan. Incentive stock options, however, may only be granted to our employees. Options and restricted stock awards granted under the 2015 Plan generally vest over a period of four years and expire ten years from the date of grant. As of December 31, 2021, 191,526 shares of common stock were available for future issuance under the 2015 Plan.
Pursuant to the terms of the 2015 Plan, our Board of Directors (or a committee delegated by our Board of Directors) administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:
•	the number of shares of our common stock covered by options and stock appreciation rights and the dates upon which those awards become exercisable;
•	the type of options to be granted;
•	the duration of options and stock appreciation rights, which may not be in excess of ten years;
•	the exercise price of options and measurement price of stock appreciation rights, both of which must be at least equal to the fair market value of our common stock on the date of grant;
•	the number of shares of our common stock subject to the terms of any restricted stock awards, restricted stock units or other stock-based awards and the terms; and
•	conditions of such awards, including conditions for repurchase, issue price and repurchase price and performance conditions, if any.
If our Board of Directors delegates authority to an executive officer to grant awards under the 2015 Plan, the executive officer will have the power to make awards to all of our employees, except executive officers, subject to any limitations under the 2015 Plan. Our Board of Directors will fix the terms of the awards to be granted by such executive officer, including the exercise price of such awards, which may include a formula by which the exercise price will be determined, and the maximum number of shares subject to awards that such executive officer may make.
Effect of Certain Changes in Capitalization
Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, our Board of Directors shall equitably adjust:
•	the number and class of securities available under the 2015 Plan;
•	the share counting rules under the 2015 Plan;
•	the number and class of securities and exercise price per share of each outstanding option;
•	the share and per-share provisions and the measurement price of each outstanding stock appreciation right;
•	the number of shares subject to, and the repurchase price per share subject to, each outstanding restricted stock award; and
•	the share and per-share related provisions and the purchase price, if any, of each outstanding restricted stock unit award and each other stock-based award.

Effect of Certain Corporate Transactions
Upon a merger or other reorganization event, as defined in our 2015 Plan, our Board of Directors may, on such terms as our Board determines, except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us, take any one or more of the following actions pursuant to the 2015 Plan as to some or all outstanding awards, other than restricted stock:
•	provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation, or an affiliate thereof;
•
upon written notice to a participant, provide that all of the participant’s unvested and/or unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant, to the extent then exercisable;

•
provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;

•
in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award, after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event, multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or

•
provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds, if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings.

Our Board of Directors does not need to take the same action with respect to all awards, all awards held by a participant or all awards of the same type.
In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.
Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the successor company and will, unless the Board of Directors may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding award of restricted stock will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted stock award or any other agreement between the participant and us.
At any time, our Board of Directors may, in its sole discretion, provide that any award under the 2015 Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part as the case may be.
No award may be granted under the 2015 Plan on or after June 30, 2025. Our Board of Directors may amend, suspend or terminate the 2015 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.
As of December 31, 2022, there were options to purchase an aggregate of 124,126 shares of common stock outstanding under the 2015 Plan at a weighted-average exercise price of $36.17 per share.
2019 Sales Team Plan
On April 29, 2019, the stockholders approved the Conformis, Inc. 2019 Sales Team Performance-Based Equity Incentive Plan (“2019 Sales Team Plan”) for up to 120,000 shares of common stock available to grant to certain sales representatives or independent sales agents. The 2019 Sales Team Plan provides for the grant of performance-based equity, including incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. Shares covered by awards under the 2019 Sales Team Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued, will again be available for the grant of awards under the 2019 Sales Team Plan. Equity granted under the 2019 Sales Team Plan will expire ten years from the date of the grant. As of December 31, 2022, 87,958 shares of common stock were available for future issuance under the 2019 Sales Team Plan.
All of our employees who are sales representatives and all of our consultants and advisors who are sales agents, including those sales team members who distribute our products on our behalf, are eligible to receive awards under the 2019 Sales Team Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code. No employee holding the title of vice president or above (other than area vice presidents), nor any non-employee director of the Company, is eligible to receive an award under the 2019 Sales Team Plan.
Pursuant to the terms of the 2019 Sales Team Plan, our Board of Directors (or a committee delegated by our Board of Directors) administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:
•	the number of shares of our common stock covered by options and stock appreciation rights and the dates upon which those awards become exercisable;
•	the type of options to be granted;
•	the duration of options and stock appreciation rights, which may not be in excess of ten years;
•	the exercise price of options and measurement price of stock appreciation rights, both of which must be at least equal to the fair market value of our common stock on the date of grant;
•	the number of shares of our common stock, cash, or other consideration subject to the terms of any awards; and
•	the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price and performance conditions, if any.
In all events, the grant, vesting or exercisability of each award must be subject to the achievement of performance metrics.
Effect of Certain Changes in Capitalization
In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our Board of Directors, to (i) the number and class of securities available under the 2019 Sales Team Plan, (ii) the share counting rules set forth in the 2019 Sales Team Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding stock appreciation right, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding restricted stock unit award and each outstanding other stock-based award.
Effect of Certain Corporate Transactions
Upon a merger or other reorganization event, as defined in our 2019 Sales Team Plan, our Board of Directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our Board of Directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (1) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately before the reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by the excess, if any, of (i) the Acquisition Price over (ii) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing.
Our Board of Directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain restricted stock unit awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement.
Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our Board of Directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our Board of Directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.
The Board of Directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.
No award may be granted under the 2019 Sales Team Plan on or after April 29, 2029. Our Board of Directors may amend, suspend or terminate the 2019 Sales Team Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.
As of December 31, 2022, there were no options to purchase shares of common stock outstanding under the 2019 Sales Team Plan.
401(k) Plan
The named executive officers are eligible to participate in our 401(k) retirement plan in the same manner as other employees. Currently, we match 50% of employee contributions up to the first 5% of the employee’s salary in total, subject to the statutorily prescribed limit and the match vests over a period of three years.

Securities Authorized for Issuance under Equity Compensation Plans
The following table contains information about our equity compensation plans as of December 31, 2022. As of December 31, 2022, we had three shareholder-approved equity compensation plans: the 2011 Plan, the 2015 Plan and the 2019 Sales Team Plan.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrant and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	135,783(1)	$33.06	279,484(2)
Equity compensation plans not approved by security Holders	124,000(3)	$16.72	—
Total	259,783	$39.35	279,484
(1)
Represents (i) 11,657 shares of common stock issuable upon exercise of outstanding stock options under our 2011 Plan and (ii) 124,126 shares of common stock issuable upon exercise of outstanding stock options under our 2015 Plan, in each case, as of December 31, 2022.

(2)
Represents (i) 191,526 shares of common stock available for issuance pursuant to future awards under the 2015 Plan and (ii) 87,958 shares of common stock available for issuance pursuant to future awards under the 2019 Sales Team Plan, in each case, as of December 31, 2022. The 2015 Plan contains a provision providing that the number of shares of common stock available for issuance pursuant to future awards will be increased on the first day of each fiscal year (continuing until, and including, the fiscal year ending December 31, 2025) by an amount equal to the least of (a) 120,000 shares (adjusted for of our common stock), (b) 3% of the number of shares of our common stock outstanding on the first day of such fiscal year and (c) an amount determined by the Board. Pursuant to such provision, on January 1, 2023, an additional 120,000 shares of common stock (adjusted for the 1-for-25 reverse stock split) became available for issuance pursuant to future awards under the 2015 Plan.

(3)
Represents (i) 82,000 shares of our common stock under stock options issued as inducement grants and (ii) 42,000 shares of our common stock under restricted stock unit awards issued as inducement grants as of December 31, 2022. These stock options and restricted stock unit awards are generally subject to the same terms and conditions as those awarded pursuant to the 2015 Plan, and were made in reliance on the Nasdaq exception to shareholder approval for equity grants to new hires.

401(k) Plan
The named executive officers are eligible to participate in our 401(k) retirement plan in the same manner as other employees. Currently, we match 50% of employee contributions up to the first 5% of the employee’s salary in total, subject to the statutorily prescribed limit and the match vests over a period of three years.

DIRECTOR COMPENSATION
The following table sets forth a summary of the compensation earned by our directors for the year ended December 31, 2022, with the exception of Mr. Augusti, who does not receive compensation for service on our Board of Directors and whose compensation is included in the “Summary Compensation Table” above under “Executive Compensation.” Only the six directors indicated below were entitled to receive compensation (each, a “Compensated Director”), including both cash and equity, for service on our Board of Directors for fiscal year 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Carrie Bienkowski	56,500	54,667(2)	111,167
Kenneth P. Fallon III	121,500	54,667(3)	176,167
Philip W. Johnston	56,510	54,667(4)	111,177
Bradley Langdale	85,000	54,667(5)	139,667
Michael D. Milligan	66,500	54,667(6)	121,167
Gary Fischetti	33,333	109,333(7)	142,666
(1)
The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock-based awards granted during the year or in connection with the year’s performance, computed in accordance with the provisions of the ASC Topic 718. See Note J to our audited financial statements appearing in our Annual Report on Form 10-K, which was filed with the SEC on March 1, 2023, regarding assumptions underlying the valuation of equity awards.

(2)	As of December 31, 2022, Ms. Bienkowski held 5,235 shares of restricted common stock under our 2015 Plan, all of which shares are scheduled to vest in May 2023.
(3)
As of December 31, 2022, Mr. Fallon held 5,235 shares of restricted common stock under our 2015 Plan, all of which shares are scheduled to vest in May 2023. He also held stock options to purchase an aggregate of 1,500 shares of our common stock, of which all shares were vested and exercisable as of December 31, 2022.

(4)	As of December 31, 2022, Mr. Johnston held 5,235 shares of restricted common stock under out 2015 Plan, all of which shares are scheduled to vest in May 2023.
(5)
As of December 31, 2022, Mr. Langdale held 5,235 shares of restricted common stock under our 2015 Plan, all of which shares are scheduled to vest in May 2023. He also held stock options to purchase an aggregate of 1,500 shares of our common stock, of which all shares were vested and exercisable as of December 31, 2022.

(6)	As of December 31, 2022, Mr. Milligan held 5,235 shares of restricted common stock under our 2015 Plan, all of which shares are scheduled to vest in May 2023.
(7)
As of December 31, 2022, Mr. Fischetti held 10,470 shares of restricted common stock under our 2015 Plan, which will vest in three installments with 34% vesting on May 24, 2023 and then 33% each year thereafter through May 24, 2025.

Director Compensation Arrangements
Our Board, based on the recommendations of our Compensation Committee, evaluates and approves the compensation of our directors annually, and used the following compensation scheme to compensate our Compensated Directors in 2022:
•
each Compensated Director who had served on our Board of Directors for at least six months received an annual grant under our 2015 Plan equal to such number of shares of our restricted common stock as was equal to approximately $55,000;

•	each Compensated Director received an annual cash fee of $50,000, except that the Chairman of our Board of Directors received an annual cash fee of $100,000 for serving in such capacity;
•
each Compensated Director who was a member of the Audit Committee received an additional annual cash fee of $10,000 for service on such committee, except that the chair of such committee received an annual cash fee of $20,000 for serving in such capacity;

•
each Compensated Director who was a member of the Compensation Committee received an additional annual cash fee of $6,500 for service on such committee, except that the chair of such committee received an annual cash fee of $15,000 for serving in such capacity;

•
each Compensated Director who was a member of the Nominating and Corporate Governance Committee received an additional annual cash fee of $6,500 for service on such committee, except that the chair of such committee received an annual cash fee of $15,000 for serving in such capacity; and

•
each Compensated Director who was a member of any other committee of our Board of Directors that may be established from time to time by our Board of Directors received an additional cash fee of $6,500 for serving on such committee;.

Unless otherwise provided at the time of grant, subject to the Compensated Director’s continued service as a director, each annual grant of our restricted common stock referred to in the first bullet point above vests with respect to 100% of the shares on the first anniversary of the grant date. In the case of such annual grants, in the event of a change in control, the vesting schedule of the shares subject to each grant will accelerate in full.
Each annual cash fee is payable in arrears in twelve equal monthly installments. The amount of each payment is prorated for any portion of a month that a director is not serving on our Board or committee, as applicable.
Each non-employee director is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee on which he or she serves, subject to our company travel and expense policy.

AUDIT-RELATED MATTERS
Audit Committee Report
The Audit Committee of the Board of Directors of Conformis, Inc. has reviewed Conformis’ audited financial statements for the fiscal year ended December 31, 2022, and discussed them with Conformis’ management and Grant Thornton LLP, Conformis’ independent registered public accounting firm.
The Audit Committee has received from, and discussed with, Grant Thornton LLP various communications that Grant Thornton LLP is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and has discussed with Conformis’ independent registered public accounting firm its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to Conformis’ Board of Directors that the audited financial statements referred to above be included in Conformis’ Annual Report on Form 10-K for the year ended December 31, 2022.
By the Audit Committee of the Board of Directors of Conformis, Inc.
Bradley Langdale
Gary P. Fischetti
Michael D. Milligan
Audit Fees and Services
The following table summarizes the fees of Grant Thornton LLP, our independent registered public accounting firm, for each of the last two fiscal years.
Fee Category	2022	2021
Audit Fees(1)	$425,204	$426,506
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	$87,153
All Other Fees	—	—
Total Fees	$425,204	$513,641
(1)
This category includes fees for professional services performed by Grant Thornton LLP for the audit of our annual financial statements, reviews over quarterly consolidated financial statements included in our Quarterly Reports on Form 10-Q and services in connection with the Company’s registration statements and securities offerings.

(2)	This category relates to assurance and related services rendered by Grant Thornton LLP. There were no audit-related fees rendered for 2022 and 2021.
(3)	This category consists of fees for provisional services rendered by Grant Thornton LLP for tax compliance services for 2022 and 2021.
All such accountant services and fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.
Pre-Approval Policies and Procedures
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to a de minimis exception in accordance with applicable SEC rules.

MATTERS TO BE VOTED ON

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS
In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our Board of Directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of Stockholders in the year in which their term expires. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.
Philip W. Johnston and Michael D. Milligan are current class II directors whose terms expire at the Annual Meeting. Mr. Milligan will retire from the Board of Directors as of the Annual Meeting. The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated Ms. Bienkowski, currently an incumbent class I director and Mr. Johnston, our other incumbent class II director, for election as class II directors, each to hold office until the 2026 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until their earlier death, resignation or removal.
Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of Carrie Bienkowski and Philip W. Johnston to three-year terms ending in 2026, each such nominee to hold office until their successor has been duly elected and qualified. Stockholders who do not wish their shares to be voted for any or all of the nominees may so indicate by striking out the name of such nominee(s) on the proxy card. Each of the nominees has indicated their willingness to serve on our Board, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our Board. We do not contemplate that any of the nominees will be unable to serve if elected.
Vote Required
The two nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors (except as described under “Majority Voting Standard for Director Elections” as described on page 15), although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.
Recommendation of our Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF MS. BIENKOWSKI AND MR. JOHNSTON AS DIRECTORS.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE 2015 PLAN
In March 2023, the Board approved, subject to stockholder approval, an amendment to the 2015 Plan to increase the maximum number of shares of common stock available for issuance under the 2015 Plan by an additional 749,000 shares, and remove the “annual refresh” feature in the 2015 Plan for the 2024 and 2025 fiscal years (the last remaining years for the for such refresh to be added under the current terms of the 2015 Plan).
Currently, the maximum number of shares of common stock available for issuance under the 2015 Plan equals the sum of:
i.	320,000 (the “Baseline Amount”); plus
ii.
the number of shares equal to the sum of (A) the number of shares of our common stock that remained available for issuance under the 2011 Plan immediately prior to the closing of the Company’s initial public offering in 2015 and (B) the number of shares of our common stock subject to outstanding awards under the 2011 Plan or under the 2004 Plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (the “Rollover Amount”); plus

iii.
an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing until, and including, the fiscal year ending December 31, 2025, equal to the least of (a) 120,000 shares of our common stock, (b) 3% of the number of shares of our common stock outstanding on the first day of such fiscal year and (c) an amount determined by the Board (the “Annual Refresh Amount”).

Note that the amounts described above, as well as the description of the 2015 Plan below and herein, each take into account the 1-for-25 reverse stock split that was consummated on November 9, 2022, and a corresponding reduction with respect to the number of shares available for issuance under the 2015 Plan.
As of March 10, 2023, there are (i) 315,063 shares of common stock available for future award grants under the 2015 Plan. As of such date, there were (i) options to purchase an aggregate of 122,700 shares of common stock outstanding under the 2015 Plan at a weighted-average exercise price of $35.11 per share, and (ii) 253,868 shares of unvested restricted common stock outstanding under the 2015 Plan. Between the plan becoming effective in July 2015 and March 10, 2023, 377,245 of shares of common stock have become issued and outstanding as a result of vested awards under the 2015 Plan.
As of March 10, 2023, 7,495,676 shares of the Company’s common stock are issued and outstanding. As such, the Annual Refresh Amount in future years is not expected to exceed 120,000 shares (or approximately 1.6% of the Company’s currently issued and outstanding common stock under the current terms of the 2015 Plan). The Company faces intense competition in recruiting high quality personnel, and in retaining our employees. The Board continues to believe that stock-based incentives are important factors in attracting, retaining and awarding officers, employees, directors and consultants and closely aligning their interests with those of our stockholders.
The Board believes that increasing the number of shares available for issuance under the 2015 Plan by 749,000 shares, which will be effected by increasing the Baseline Amount from 320,000 to 1,069,000 shares, coupled with removing the Annual Refresh Amount for the 2024 and 2025 fiscal years (the last remaining years for the Annual Refresh Amount to be added under the current terms of the 2015 Plan), is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable officers, employees, directors and consultants. The Board believes that the number of shares currently available for issuance under the 2015 Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will help the Company to have a more sufficient number of shares of common stock authorized for issuance under the 2015 Plan. The Board adopted this amendment to ensure that we can create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2015 Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee. In addition to our seven directors (which includes our Chief Executive Officer), approximately 295 employees are eligible to participate in the 2015 Plan.

Summary of 2015 Plan, as Proposed to be Amended
The following is a summary of the material terms and conditions of the 2015 Plan, as proposed to be amended, and is qualified in its entirety by the provisions contained in the 2015 Plan, as amended, a copy of which is attached to this Proxy Statement as Annex A:
Common Stock Reserved for Issuance under the Plan. As amended, the maximum number of shares of common stock available for issuance under the 2015 Plan will equal the sum of:
i.	1,069,000; plus
ii.
the number of shares equal to the sum of (A) the number of shares of our common stock that remained available for issuance under the 2011 Plan immediately prior to the closing of the Company’s initial public offering in 2015 and (B) the number of shares of our common stock subject to outstanding awards under the 2011 Plan or under the 2004 Plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus

iii.	624,231 shares that were previously added to the plan pursuant to the prior annual increases that occurred on the first day of each of the 2016-2023 fiscal years.
Currently under the 2015 Plan, clause (i) above equals 320,000. As a result, the effect of the proposed amendment to the 2015 Plan will be to increase the shares available for issuance under such clause by 749,000 shares, together with reducing capacity by up to 240,000 over the following two years by eliminating additional shares being added to the Annual Refresh Amount on January 1, 2024 and January 1, 2025.
Types of Awards Available. The 2015 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards.
Eligibility. Our employees, officers, directors, consultants and advisors will be eligible to receive awards under the 2015 Plan. Incentive stock options, however, may only be granted to our employees.
Administration. Pursuant to the terms of the 2015 Plan, our Board of Directors (or a committee delegated by our Board of Directors) will administer the plan and, subject to any limitations in the plan, will select the recipients of awards and determine:
•	the number of shares of our common stock covered by options and stock appreciation rights and the dates upon which those awards become exercisable;
•	the type of options to be granted;
•	the duration of options and stock appreciation rights, which may not be in excess of ten years;
•	the exercise price of options and measurement price of stock appreciation rights, both of which must be at least equal to the fair market value of our common stock on the date of grant; and
•
the number of shares of our common stock subject to the terms of any restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price and performance conditions, if any.

If our Board of Directors delegates authority to an executive officer to grant awards under the 2015 Plan, the executive officer will have the power to make awards to all of our employees, except executive officers, subject to any limitations under the 2015 Plan. Our Board of Directors will fix the terms of the awards to be granted by such executive officer, including the exercise price of such awards, which may include a formula by which the exercise price will be determined, and the maximum number of shares subject to awards that such executive officer may make.

Effect of certain changes in capitalization. Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, our Board of Directors shall equitably adjust:
•	the number and class of securities available under the 2015 Plan;
•	the share counting rules under the 2015 Plan;
•	the number and class of securities and exercise price per share of each outstanding option;
•	the share and per-share provisions and the measurement price of each outstanding stock appreciation right;
•	the number of shares subject to, and the repurchase price per share subject to, each outstanding restricted stock award; and
•	the share and per-share related provisions and the purchase price, if any, of each outstanding restricted stock unit award and each other stock-based award.
Effect of certain corporate transactions. Upon a merger or other reorganization event, as defined in our 2015 Plan, our Board of Directors may, on such terms as our Board determines, except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us, take any one or more of the following actions pursuant to the 2015 Plan as to some or all outstanding awards, other than restricted stock:
•	provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation, or an affiliate thereof;
•
upon written notice to a participant, provide that all of the participant's unvested and/or unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant, to the extent then exercisable;

•
provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;

•
in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award, after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event, multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or

•
provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds, if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings.

Our Board of Directors does not need to take the same action with respect to all awards, all awards held by a participant or all awards of the same type.
In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.
Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the successor company and will, unless the Board of Directors may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding award of restricted stock will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted stock award or any other agreement between the participant and us.

Acceleration of Awards. At any time, our Board of Directors may, in its sole discretion, provide that any award under the 2015 Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part as the case may be.
Time Limits for Grants. No award may be granted under the 2015 Plan on or after June 30, 2025.
Amendment and Termination of Plan. Our Board of Directors may amend, suspend or terminate the 2015 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.
Federal Income Tax Consequences of the 2015 Plan
The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 2015 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
Incentive Stock Options (“ISO”). The grant of an ISO under the 2015 Plan will not result in any federal income tax consequences to the optionee or the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. The Company is not entitled to any deduction under these circumstances.
If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to the limitations imposed by Section 162(m) of the Code, as described below.
The “spread” under an ISO - i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price-is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the optionee must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
In the event an ISO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an ISO may convert the option from an ISO to an NSO.
Nonqualified Stock Options (“NSOs”). The grant of a NSO under the 2015 Plan will not result in any federal income tax consequences to the optionee or the Company. Upon exercise of a NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code. Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company will not receive a tax deduction for any such gain.

In the event a NSO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
Restricted Shares. The grant of Restricted Shares will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company will not receive a tax deduction for any such gain.
Recipients of Restricted Shares may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Shares are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the Restricted Shares are issued.
Stock Appreciation Rights (“SARs”). Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code.
In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
Restricted Stock Units (“RSUs”). Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the RSUs and withholding for employment tax purposes when the RSUs vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code.

RSUs also can be considered nonqualified deferred compensation and subject to the Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A grant of RSUs subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
Performance Awards. Any of the foregoing awards may be granted as awards that vest based on the attainment of specified performance criteria. We refer to any such awards as “Performance Awards.” The tax treatment of any Performance Award will be the same as the tax treatment that applies to time-vesting awards, but using the satisfaction of the performance criteria as the time when such awards vest.
Other stock-based awards. Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code.
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to so-called “covered employees,” which includes the chief executive officer, chief financial officer, and certain other highly compensated executive officers, and individuals who formerly held these positions. Remuneration in excess of $1 million is exempt from this deduction limit if it qualifies as “performance-based compensation” within the meaning of Section 162(m) with respect to taxable years beginning on or before December 31, 2017 and is payable pursuant to a binding written agreement in effect on November 2, 2017 that has not been modified in any material respect on or after that date. In approving the amount and form of compensation for our named executive officers, the Compensation Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m) of the Code. The Compensation Committee may, in its judgment, approve compensation for our named executive officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.
New Plan Benefits
No awards have been granted to any officer, director, employee or consultant pursuant to the 2015 Plan that are contingent upon the approval by our stockholders of the proposed amendment to the 2015 Plan. We anticipate that restricted stock and other equity-based awards may be granted in the discretion of the Compensation Committee or Board under the 2015 Plan out of the additional shares of common stock to be available under the 2015 Plan in connection with the approval of the proposed amendment to the 2015 Plan; however, the number and type of equity-based awards that may be so granted will be based upon various prospective factors, including (i) the nature of services to be rendered by our employees, officers, non-employee directors and consultants, and their potential contributions to our success, (ii) the future trajectory of our business, and (iii) the future price of our common stock. Accordingly, the number and type of actual future awards cannot be determined at this time.
Vote Required
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the proposed amendment to the 2015 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2015 Plan by 749,000 shares, and remove the “annual refresh” feature in the 2015 Plan for the 2024 and 2025 fiscal years. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Recommendation of our Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 2015 PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2015 PLAN BY 749,000 SHARES, AND REMOVE THE “ANNUAL REFRESH” FEATURE IN THE 2015 PLAN FOR THE 2024 AND 2025 FISCAL YEARS.

PROPOSAL 3: APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
General
Our Board has unanimously approved and is recommending that our stockholders approve a proposed amendment to our restated certificate of incorporation in substantially the form attached hereto as Annex B (the “Certificate of Amendment”), to increase our number of authorized shares of common stock from 20,000,000 to 40,000,000. The proposed amendment is subject to approval by our stockholders. The description in this proxy statement of the proposed amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the form of the amendment. If the amendment is approved by our stockholders, the first sentence of Article “FOURTH” of our Restated Certificate of Incorporation will be amended and restated in its entirety to read as follows: “The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 40,000,000 shares of Common Stock, par value $0.00001 per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, par value $0.00001 per share (“Preferred Stock”).”
Reasons for the Amendment
Currently, our company is authorized to issue 20,000,000 shares of common stock. Of the 20,000,000 shares of common stock authorized, as of March 10, 2023, there were outstanding (i) 7,495,676 shares of common stock, (ii) options to purchase 173,736 shares of common stock, and (iii) warrants exercisable for 480,836 shares of common stock. Further, as of the record date, 315,063 shares of common stock remained available for issuance under the 2015 Plan.
Consequently, after accounting for shares of common stock reserved for issuance, we have approximately 11,349,376 shares of authorized but unissued common stock available for general corporate purposes. Our Board of Directors does not believe the currently available number of unissued shares of common stock provides sufficient flexibility in connection with the Company’s future capital needs, which may include possible further equity financing transactions. Therefore, our Board of Directors has approved the above-described increase in our authorized shares of common stock as a means of providing us with the flexibility to act with respect to the issuance of common stock or securities exercisable for, or convertible into, common stock in circumstances which they believe will advance our interests and the interests of our stockholders without the delay of seeking an amendment to the Restated Certificate of Incorporation at that time. The failure to approve this proposal may prevent us from continuing to pursue effective strategies to access capital in the public and private markets and may limit our ability to execute strategic initiatives that are intended to drive value, which could harm our business and stockholder value. There are no specific financing or acquisition transactions under consideration at this time, other than potential use of our “at-the-market equity” offering program, issuances in connection with our 2015 stock incentive plan or issuances upon exercise of our outstanding warrants. The proposed increase to the number of authorized shares of common stock will not change the number of shares of common stock outstanding nor will it have any immediate dilutive effect or change the rights of our current stockholders. The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our restated certificate of incorporation with the Secretary of State of the State of Delaware. No further stockholder authorization would be required prior to the issuance of such shares, except where stockholder approval is required under Delaware corporate law or Nasdaq rules.
If the proposal is approved, it could have an anti-takeover effect or delay or prevent a change in control of us. Our Board of Directors is not currently aware of any unsolicited attempt to take control of us, and would act in the best interest of our stockholders if any attempt is made in the future. The holders of our common stock have no preemptive rights, and our Board of Directors has no plans to grant such rights with respect to any such shares.
Vote Required
In accordance with our restated certificate of incorporation and Delaware law, the affirmative vote of a majority of our shares of common stock issued and outstanding as of the Record Date will be required to approve the proposed amendment to our restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 shares to 300,000,000 shares. Abstentions and broker non-votes, if any, will thus count as votes “AGAINST” the proposal.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then “FOR” the amendment to our restated certificate of incorporation pursuant to the Certificate of Amendment to increase the number of authorized shares of the Company’s common stock from 20,000,000 to 40,000,000at the discretion of the Board.
Recommendation of our Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCRPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 20,000,000 SHARES TO 40,000,000 SHARES.

PROPOSAL 4: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS.
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually. At the 2022 annual meeting of stockholders, the Company’s say-on-pay proposal was supported by 92% of shares that voted on the proposal. The Compensation Committee evaluated the results of the vote in May 2022.
Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.
We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2022 compensation of our named executive officers.
We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables, by voting “FOR” the following resolution.
“RESOLVED, that the stockholders of Conformis, Inc. approve, on an advisory basis, the compensation paid to Conformis’ named executive officers, as disclosed in this proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion that accompanies the compensation tables.”
Vote Required
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Recommendation of our Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5: RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS CONFORMIS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023
The Audit Committee of our Board of Directors has selected the firm of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Grant Thornton LLP has served as our independent registered public accounting firm since the fiscal year ended December 31, 2008. Although stockholder ratification of the selection of Grant Thornton LLP is not required by law or Nasdaq rules, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection.
Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders.
Vote Required
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.
Recommendation of our Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS CONFORMIS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

OWNERSHIP OF COMMON STOCK
The following table sets forth information with respect to the beneficial ownership of our common stock as of March 10, 2023 by:
•	each of our directors and nominees;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.
The percentages in the columns entitled “Shares Beneficially Owned” are based on a total of 7,495,676 shares of our common stock outstanding as of March 10, 2023.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 10, 2023, are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Conformis, Inc., 600 Technology Park Drive, Billerica, MA 01821.
Name and Address of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
Stonepine Capital Management, LLC(1) 919 NW Bond Street, Suite 204 Bend, OR 97703-2767	748,194	10.0%
Wasatch Advisors, Inc.(2) 505 Wakara Way Salt Lake City, UT 84108	588,299	7.8%
Armistice Capital, LLC(3) 510 Madison Avenue, 7th Floor New York, NY 10022	480,000	6.4%

Named Executive Officers and Directors
Mark A. Augusti(4)	112,120	1.5%
Robert S. Howe(5)	31,557	*
Denise Pedulla(6)	2,880	*
Carrie Bienkowski(7)	19,909	*
Kenneth P. Fallon III(8)	21,820	*
Gary P. Fischetti(9)	10,470	*
Philip W. Johnston(10)	19,273	*
Bradley Langdale(11)	19,879	*
Michael D. Milligan(112)	47,624	*
All current executive officers and directors as a group (9 persons)	285,532	3.8%
*	Represents beneficial ownership of less than 1% of our outstanding stock.
(1)
This information is as of December 31, 2022 and is based solely on a Schedule 13G/A filed on February 13, 2023 by Stonepine Capital Management, LLC to report that it (including affiliates) has sole voting and dispositive power with respect to 748,194 shares of common stock.

(2)
This information is as of December 31, 2022 and is based solely on a Schedule 13G filed on February 9, 2023 by Wasatch Advisors, Inc. to report that it (including affiliates) has sole voting and dispositive power with respect to 588,299 shares of common stock.

(3)
Armistice Capital, LLC, a Delaware limited liability company (“Armistice”), and Steven Boyd, jointly filed a Schedule 13G/A on February 14, 2023, in which Armistice and Steven Boyd each reported shared voting and dispositive power as to 480,000 shares of our common stock. The Company is aware that beneficial ownership referenced by Armistice consists of a warrant to acquire 480,000 shares of the Company’s common stock, which warrant was unexercised as of the record date.

(4)	Includes 14,771 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 10, 2023.
(5)	Includes (a) 1,250 shares of restricted common stock and (b) 3,958 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 10, 2023.
(6)	Includes (a) 1,440 shares of restricted common stock and (b) 1,440 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 10, 2023.
(7)	Includes 5,235 shares of restricted common stock.
(8)	Includes (a) 5,235 shares of restricted common stock and (b) 1,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 10, 2023.
(9)	Incudes 10,470 shares of restricted common stock.
(10)	Includes 5,235 shares of restricted common stock.
(11)	Includes (a) 5,235 shares of restricted common stock and (b) 1,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 10, 2023.
(12)
Includes (a) 5,235 shares of restricted common stock and (b) 37,500 shares of common stock that are directly held by NewtrAx LLC, which is indirectly controlled by Lexa International Corporation. Mr. Milligan is affiliated with NewtrAx LLC and disclaims beneficial ownership of all shares except to the extent of his pecuniary interest therein.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of any registered class of our equity securities, to file with the SEC initial reports of beneficial ownership of Conformis’ equity securities on Form 3 and reports of changes in beneficial ownership on Form 4 or Form 5. As a matter of practice, we typically assist our executive officers and directors with these matters and file these reports on their behalf. Based solely on a review of reports we filed on behalf of our directors and executive officers, and written representations from these individuals that no other reports were required, all reports on behalf of our directors and executive officers were filed on a timely basis under Section 16(a), except for, on March 14, 2022, Ms. Pedulla was granted 450,000 restricted stock units and 450,000 shares of Conformis common stock in connection with her appointment as Chief Legal Officer and Secretary. The Form 4 with respect to such grant was not filed until March 23, 2022.

OTHER MATTERS
Our Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.
Householding of Annual Meeting Materials
Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2022 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to you if you write or call us at Conformis, Inc., 600 Technology Park Drive, Billerica, MA 01821, Attention: Chief Legal Officer, or by calling (781) 345-9001. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.
Deadline for Submission of Stockholder Proposals for 2024 Annual Meeting of Stockholders
Proposals of stockholders intended to be presented at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our principal offices, 600 Technology Park Drive, Billerica, MA 01821, Attention: Chief Legal Officer, no later than November 25, 2023, the date that is 120 days prior to the first anniversary of the date of this proxy statement, in order to be included in the proxy statement and proxy card relating to that meeting.
If a stockholder wishes to present a proposal (including director nominations) at our 2024 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, pursuant to the advance notice provision in our bylaws, such stockholder must give written notice to our Secretary at our principal executive offices at the address noted above. The Secretary must receive such notice no earlier than January 7, 2024, and no later than February 8, 2024, provided that if the date of the 2024 Annual Meeting of Stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the Annual Meeting, such notice must instead be received by the Secretary no earlier than the 120th day prior to the 2024 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2024 Annual Meeting of Stockholders and (ii) the tenth day following the day on which notice of the date of the 2024 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2024 Annual Meeting of Stockholders was made, whichever occurs later.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of trustee nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 7, 2024.

ANNEX A
The following is the text of the proposed amendment to the 2015 Stock Incentive Plan. This text is followed by the current text of the 2015 Stock Incentive Plan, as amended by the First Amendment thereto (without giving effect to the proposed new amendment.)
SECOND AMENDMENT TO
CONFORMIS, INC.
2015 STOCK INCENTIVE PLAN
WHEREAS, Conformis, Inc. (the “Company”) desires to amend the Conformis, Inc. 2015 Stock Incentive Plan, as previously amended by the First Amendment thereto, to increase the aggregate number authorized for issuance under the Plan by 749,000 shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), and remove the “annual refresh” feature in the 2015 Plan for the 2024 and 2025 fiscal years (the last remaining years for the for such refresh to be added under the current terms of the 2015 Plan) (the “Plan Amendment”); and
WHEREAS, on March 6, 2023, subject to stockholder approval, the Board of Directors of the Company approved the Plan Amendment.
NOW, THEREFORE, in accordance with Section 11 of the Plan, the Plan is hereby amended as follows:
1.	Section 4(a)(1)(A) of the Plan is hereby amended and restated in its entirety as follows:
“(A)	1,069,000 shares of Common Stock; plus”
2.	Section 4(a)(1)(C) of the Plan is hereby amended and restated in its entirety as follows:
“(C)	624,231 shares that were previously added to the plan pursuant to the prior annual increases that occurred on the first day of each of the 2016-2023 fiscal years.
3.
The Plan Amendment shall be effective upon approval of the stockholders of the Company at the 2023 Annual Meeting of Stockholders. If the Plan Amendment is not so approved at such meeting, then the amendment to the Plan set forth herein shall be void ab initio.

4.	Except herein provided, the Plan is hereby ratified, confirmed and approved in all respects.
CONFORMIS, INC.
2015 STOCK INCENTIVE PLAN
AS AMENDED BY THE FIRST AMENDMENT
approved by Conformis, Inc. stockholders on May 24, 2021

(Reflects adjustments pursuant to Section 9(a) to reflect the 1-for-2 reverse stock split of the Company’s common stock that became effective on June 16, 2015 and the 1-for-25 reverse stock split of the Company’s common stock that became effective on November 9, 2022)
1. Purpose
The purpose of this 2015 Stock Incentive Plan (the “Plan”) of Conformis, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2. Eligibility
All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities

Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).
3. Administration and Delegation
(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.
(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.
4. Stock Available for Awards
(a) Number of Shares; Share Counting.
(i) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
(1) 320,000 shares of Common Stock; plus
(2) such additional number of shares of Common Stock (up to 235,139 shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2011 Stock Option/Stock Issuance Plan (the “2011 Plan”) that remain available for grant under the 2011 Plan immediately prior to the closing of the Company’s initial public offering, (y) the number of shares of Common Stock subject to awards granted under the 2011 Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code), and (z) the number of shares of Common Stock subject to awards granted under the Company’s 2004 Stock Option Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code); plus

(3) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2025, equal to the least of (i) 120,000 shares of Common Stock, (ii) 3% of the outstanding shares on such date and (iii) an amount determined by the Board.
Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(ii) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:
(1) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(2) if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and
(3) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards.
(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.
5. Stock Options
(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.
(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Conformis, Inc., any of Conformis, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.
(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(i) in cash or by check, payable to the order of the Company;
(ii) except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(iii) to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(iv) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;
(v) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or
(vi) by any combination of the above permitted forms of payment.
(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

6. Stock Appreciation Rights
(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.
(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of NASDAQ.
7. Restricted Stock; Restricted Stock Units
(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c) Additional Provisions Relating to Restricted Stock.
(i) Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
(ii) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company

(or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d) Additional Provisions Relating to Restricted Stock Units.
(i) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of such number of shares of Common Stock as are set forth in the applicable Restricted Stock Unit agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.
(ii) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.
(iii) Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Award agreement.
8. Other Stock-Based Awards
(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.
(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.
9. Adjustments for Changes in Common Stock and Certain Other Events
(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Restricted Stock Unit award and each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.
(i) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(ii) Consequences of a Reorganization Event on Awards Other than Restricted Stock.
(1) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested and/or unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(2) Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(3) For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(iii) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
10. General Provisions Applicable to Awards
(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.
(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(f) Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings and Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.
(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.
11. Miscellaneous
(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.
(c) Effective Date and Term of Plan. The Plan shall become effective immediately prior to the effectiveness of the Company’s initial public offering (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) of the Code after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m) of the Code; and (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.
(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f) Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.
(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

ANNEX B
CERTIFICATE OF AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
CONFORMIS, INC.
Conformis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Laws (the DGCL”), does hereby certify as follows:
FIRST: The name of the Corporation is Conformis, Inc., the date of filing of its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was July 7, 2015, the date of filing of its first Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was May 2, 2018, the date of filing of its second Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was May 25, 2021, and the date of filing of its third Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was November 4, 2022.
SECOND: The first sentence of Article “FOURTH” of the Restated Certificate of Incorporation of the Corporation is amended and restated in its entirety to read as follows:
“The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 40,000,000 shares of Common Stock, par value $0.00001 per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, par value $0.00001 per share (“Preferred Stock”).”
THIRD: That resolutions were duly adopted by unanimous written consent of the Board of Directors of the Corporation setting forth this amendment to the Restated Certificate of the Corporation.
FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed on its behalf, by Mark Augusti, its President and Chief Executive Officer, this    day of     , 2023.
CONFORMIS, INC.

By:
Name: Mark A. Augusti
Title: President and Chief Executive Officer
B-1

CONFORMIS, INC.
600 TECHNOLOGY PARK DRIVE
BILLERICA, MA 01821

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.ProxyVote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CFMS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V03653-P86087

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONFORMIS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two class II directors to our Board of Directors to serve until the 2026 Annual Meeting of Stockholders:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Philip W. Johnston
02) Carrie Bienkowski

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders:
The 2023 Proxy Statement and 2022 Form 10-K are available at www.ProxyVote.com.

V03654-P86087

CONFORMIS, INC.
Annual Meeting of Stockholders
May 8, 2023 12:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark Augusti and Robert S. Howe, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CONFORMIS, INC. that the stockholder(s) is/are entitled to vote at this Annual Meeting of Stockholders to be held at 12:00 PM, Eastern Time, on Monday, May 8, 2023, virtually at www.virtualshareholdermeeting.com/CFMS2023, and any adjournment or postponement thereof. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side